UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2021

Item 1.

Reports to Stockholders

Fidelity® Emerging Markets Equity Central Fund

Annual Report

September 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Equity Central Fund	19.17%	11.60%	8.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$23,321	Fidelity® Emerging Markets Equity Central Fund
$18,125	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 24.10% for the 12 months ending September 30, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful. The index recorded steady monthly gains as part of the economic “reopening” trade, as investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies they believed stood to benefit from a broad cyclical recovery. However, in early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. Overall, foreign exchange had a material impact on market performance, with the U.S. dollar broadly weakening versus developed-market currencies (positive) and strengthening versus emerging markets (negative). By region, Canada (+35%) led, followed by the U.K. (+31%). Conversely, emerging markets (+19%) and Japan (+22%) lagged most. By sector, energy (+57%) fared best by a wide margin. Financials (+43%) and information technology (+37%) also stood out. In contrast, communication services, consumer staples and consumer discretionary (+10% each) notably trailed the index.

Comments from Co-Managers Priyanshu Bakshi, Di Chen and Steven Kaye:  For the fiscal year ending September 30, 2021, the fund gained 19.17%, outperforming the 17.62% advance of the Fidelity Emerging Markets Equity Central Fund Linked Index, as well as the broad-based MSCI Emerging Markets Net MA Index. From a regional standpoint, an underweighting and stock picks in emerging Asia and a non-benchmark allocation to developed markets contributed to the fund's relative result. Versus the benchmark, security selection in the financials, consumer discretionary and health care sectors added value. Among individual stocks, overweighting bank holding company TCS Group Holding (+265%), a position we initiated during the 12 months, added more value than any other stock. It also helped to own an overweighted stake in China-based video sharing website company Bilibili (+58%). We reduced the fund’s stake in Bilibili by period end. Conversely, underweighting holdings in the Middle East, security selections in Africa and our overall picks in the materials sector detracted from the fund’s relative result. Underweighting energy firm Gazprom (+134%), a stake we established this period, detracted notably. It also hurt to overweight Ping An Insurance Company of China (-31%). Lastly, underweighting information technology outsourcing company Infosys, which gained 68%, hurt on a relative basis. We established the Infosys position the past year. Notable changes in positioning included an increased allocation to Russia and India.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On October 1, 2020, Guillermo de Las Casas and Will Pruett assumed co-management responsibilities for the fund. On January 30, 2021, Priyanshu Bakshi assumed co-management responsibilities for the fund, succeeding Jane Wu. On February 1, 2021, Takamitsu Nishikawa assumed co-management responsibilities for the fund. On July 1, 2021, Adam Kutas came off of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2021
Cayman Islands	22.8%
India	13.7%
Korea (South)	12.3%
Taiwan	9.3%
China	9.1%
Brazil	5.5%
United States of America*	3.9%
Russia	3.5%
South Africa	2.6%
Other	17.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of September 30, 2021

% of fund's net assets
Stocks and Equity Futures	99.2
Short-Term Investments and Net Other Assets (Liabilities)	0.8

Top Ten Stocks as of September 30, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	7.3
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	5.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.3
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	3.4
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	2.2
HDFC Bank Ltd. (India, Banks)	1.9
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.9
China Construction Bank Corp. (H Shares) (China, Banks)	1.4
Sberbank of Russia (Russia, Banks)	1.3
POSCO (Korea (South), Metals & Mining)	1.2
30.5

Top Market Sectors as of September 30, 2021

% of fund's net assets
Information Technology	20.9
Financials	19.2
Consumer Discretionary	14.1
Communication Services	11.4
Materials	8.3
Consumer Staples	5.7
Energy	5.2
Health Care	5.1
Industrials	4.2
Utilities	2.5

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Belgium - 0.4%
Titan Cement International Trading SA	426,600	$7,080,211
Bermuda - 1.0%
China Gas Holdings Ltd.	1,565,800	4,624,501
Credicorp Ltd. (United States)	62,609	6,945,842
Huanxi Media Group Ltd. (a)	7,746,645	1,499,327
Kerry Properties Ltd.	343,000	902,247
Kunlun Energy Co. Ltd.	4,082,000	4,250,304
Shangri-La Asia Ltd. (a)	510,000	405,154

TOTAL BERMUDA		18,627,375

Brazil - 3.2%
Atacadao SA	2,057,300	6,709,388
Azul SA sponsored ADR (a)(b)	211,600	4,244,696
ENGIE Brasil Energia SA	281,700	1,937,746
Equatorial Energia SA	909,700	4,234,659
Localiza Rent A Car SA	271,151	2,712,132
LOG Commercial Properties e Participacoes SA	181,400	863,405
Natura & Co. Holding SA (a)	1,128,775	9,445,582
Rede D'Oregon Sao Luiz SA (c)	221,450	2,761,542
Rumo SA (a)	1,756,600	5,415,841
Suzano Papel e Celulose SA (a)	939,000	9,400,777
Transmissora Alianca de Energia Eletrica SA unit	371,100	2,442,313
Vale SA sponsored ADR	730,215	10,186,499

TOTAL BRAZIL		60,354,580

British Virgin Islands - 0.2%
Fix Price Group Ltd. GDR (Reg. S)	346,682	3,099,363
Mail.Ru Group Ltd. GDR (Reg. S) (a)	58,036	1,190,821

TOTAL BRITISH VIRGIN ISLANDS		4,290,184

Canada - 0.5%
Barrick Gold Corp. (b)	545,000	9,837,250
Cayman Islands - 22.8%
Akeso, Inc. (a)(c)	426,931	2,336,682
Alibaba Group Holding Ltd. (a)	3,512,035	65,021,608
Ant International Co. Ltd. Class C (a)(d)(e)	436,400	865,739
Anta Sports Products Ltd.	403,590	7,621,184
Archosaur Games, Inc. (c)	150,132	188,441
BeiGene Ltd. ADR (a)	8,775	3,185,325
Bilibili, Inc. ADR (a)(b)	298,322	19,739,967
Chailease Holding Co. Ltd.	1,754,989	15,424,943
China Resources Land Ltd.	853,000	3,589,981
CIFI Holdings Group Co. Ltd.	4,625,672	3,140,185
CK Asset Holdings Ltd.	118,500	683,718
ENN Energy Holdings Ltd.	306,800	5,060,201
ESR Cayman Ltd. (a)(c)	448,000	1,352,110
Haitian International Holdings Ltd.	1,227,000	3,806,958
Hansoh Pharmaceutical Group Co. Ltd. (c)	1,273,486	3,223,674
Innovent Biologics, Inc. (a)(c)	513,364	4,943,825
iQIYI, Inc. ADR (a)(b)	82,683	663,944
Jacobio Pharmaceuticals Group Co. Ltd. (c)	1,122,372	2,677,672
JD Health International, Inc. (c)	150,017	1,445,724
JD.com, Inc. sponsored ADR (a)	277,991	20,082,070
KE Holdings, Inc. ADR (a)	69,600	1,270,896
Kingdee International Software Group Co. Ltd. (a)	1,147,553	3,820,961
Kuaishou Technology Class B (c)	1,137,501	12,140,203
Li Auto, Inc. Class A (a)	91,723	1,180,470
Li Ning Co. Ltd.	629,277	7,252,884
Longfor Properties Co. Ltd. (c)	671,000	3,065,858
Medlive Technology Co. Ltd. (c)	532,486	2,549,584
Medlive Technology Co. Ltd.	191,500	833,561
Meituan Class B (a)(c)	1,321,719	42,191,187
NetEase, Inc. ADR	36,175	3,089,345
PagSeguro Digital Ltd. (a)(b)	125,109	6,470,637
Parade Technologies Ltd.	34,900	2,044,536
Pinduoduo, Inc. ADR (a)	166,239	15,072,890
Pop Mart International Group Ltd. (c)	367,620	2,488,591
Sea Ltd. ADR (a)	34,411	10,967,818
Shenzhou International Group Holdings Ltd.	41,003	870,226
Shimao Property Holdings Ltd.	1,035,720	1,898,280
Silergy Corp.	29,000	4,221,563
Tencent Holdings Ltd.	1,785,759	106,607,595
Tencent Music Entertainment Group ADR (a)	114,588	830,763
Tongdao Liepin Group (a)	587,541	832,758
Trip.com Group Ltd. ADR (a)	131,103	4,031,417
Uni-President China Holdings Ltd.	3,185,400	3,023,572
Wuxi Biologics (Cayman), Inc. (a)(c)	705,123	11,437,304
Xiaomi Corp. Class B (a)(c)	876,460	2,407,177
XPeng, Inc.:
ADR (a)	326,751	11,612,731
Class A	30,921	530,864
Zai Lab Ltd. (a)	51,805	5,551,447

TOTAL CAYMAN ISLANDS		433,349,069

Chile - 0.7%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	230,865	12,402,068
China - 8.9%
Bafang Electric Suzhou Co. Ltd. (A Shares)	120,300	4,877,452
Beijing Enlight Media Co. Ltd. (A Shares)	2,363,200	3,631,511
Beijing Sinohytec Co. Ltd. (A Shares) (a)	39,200	1,415,928
C&S Paper Co. Ltd. (A Shares)	1,542,100	4,121,312
China Communications Services Corp. Ltd. (H Shares)	5,406,000	2,989,623
China Construction Bank Corp. (H Shares)	36,006,000	25,696,862
China Merchants Bank Co. Ltd. (H Shares)	588,500	4,683,370
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	1,275,300	2,553,380
China Petroleum & Chemical Corp. (H Shares)	13,324,000	6,565,956
China Tower Corp. Ltd. (H Shares) (c)	7,763,439	1,014,540
DBAPPSecurity Ltd. (A Shares)	82,055	4,482,847
Estun Automation Co. Ltd. (A Shares)	480,500	1,625,151
Flat Glass Group Co. Ltd.	575,000	2,690,599
Gemdale Corp. (A Shares)	1,528,077	2,651,004
Great Wall Motor Co. Ltd. (H Shares)	2,202,452	8,103,991
Haier Smart Home Co. Ltd.	1,209,000	4,226,492
Haier Smart Home Co. Ltd. (A Shares)	232,100	933,311
OPT Machine Vision Tech Co. Ltd. (A Shares)	28,100	1,637,554
Pharmaron Beijing Co. Ltd. (H Shares) (c)	303,355	7,236,816
Ping An Insurance Group Co. of China Ltd. (H Shares)	2,985,500	20,418,962
Poly Developments & Holdings (A Shares)	1,023,415	2,220,824
Proya Cosmetics Co. Ltd. (A Shares)	109,500	2,937,312
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	417,075	2,934,766
Shenzhen H&T Intelligent Control Co. Ltd. (A Shares)	589,564	1,891,504
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	122,513	7,330,781
ShenZhen Topband Co. Ltd. (A Shares)	1,149,462	2,558,454
Sinopec Engineering Group Co. Ltd. (H Shares)	2,323,500	1,177,510
Sinopharm Group Co. Ltd. (H Shares)	1,083,049	2,838,200
Sungrow Power Supply Co. Ltd. (A Shares)	89,873	2,047,486
TravelSky Technology Ltd. (H Shares)	1,233,000	2,378,151
Tsingtao Brewery Co. Ltd. (H Shares)	1,740,000	13,687,140
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	374,932	1,922,984
WuXi AppTec Co. Ltd. (H Shares) (c)	375,027	8,730,564
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares) (a)	824,500	3,777,581
ZTE Corp. (H Shares)	527,125	1,729,590

TOTAL CHINA		169,719,508

Cyprus - 1.1%
TCS Group Holding PLC GDR	229,174	20,839,148
Egypt - 0.0%
Six of October Development & Investment Co.	781,002	918,621
France - 0.1%
Ubisoft Entertainment SA (a)	25,489	1,526,339
Germany - 0.1%
Delivery Hero AG (a)(c)	17,957	2,290,509
Greece - 0.1%
Piraeus Financial Holdings SA (a)	614,200	988,455
Hong Kong - 1.4%
AIA Group Ltd.	848,600	9,762,640
Antengene Corp. (c)	1,555,740	2,069,217
China Overseas Land and Investment Ltd.	1,228,460	2,780,142
China Resources Beer Holdings Co. Ltd.	1,140,666	8,436,412
Guangdong Investment Ltd.	2,356,000	3,074,406

TOTAL HONG KONG		26,122,817

Hungary - 0.7%
OTP Bank PLC (a)	172,200	10,101,041
Richter Gedeon PLC	104,386	2,854,669

TOTAL HUNGARY		12,955,710

India - 13.5%
Adani Ports & Special Economic Zone Ltd.	865,508	8,576,772
Apollo Hospitals Enterprise Ltd.	45,360	2,731,931
Axis Bank Ltd. (a)	1,405,443	14,419,596
Bajaj Auto Ltd.	64,260	3,313,397
Bajaj Finance Ltd.	136,148	14,020,273
Divi's Laboratories Ltd.	46,688	3,016,761
Embassy Office Parks (REIT)	292,500	1,333,341
HCL Technologies Ltd.	762,000	13,079,537
HDFC Bank Ltd.	1,714,454	36,680,455
Housing Development Finance Corp. Ltd.	20,100	743,430
Indraprastha Gas Ltd.	715,120	5,123,854
Indus Towers Ltd.	130,800	541,113
IndusInd Bank Ltd.	496,200	7,373,200
Infosys Ltd.	150,340	3,373,270
ITC Ltd.	1,516,387	4,811,507
JK Cement Ltd.	276,698	11,577,692
Larsen & Toubro Ltd.	501,978	11,490,742
Mahanagar Gas Ltd.	208,054	3,021,533
Mahindra & Mahindra Ltd.	232,968	2,510,706
Manappuram General Finance & Leasing Ltd.	2,069,957	4,692,085
Max Healthcare Institute Ltd.	369,861	1,785,716
NTPC Ltd.	2,608,155	4,971,316
Oberoi Realty Ltd. (a)	285,666	3,692,893
Petronet LNG Ltd.	727,768	2,333,899
Power Grid Corp. of India Ltd.	2,438,089	6,221,394
Reliance Industries Ltd.	1,047,097	35,466,274
Shree Cement Ltd.	21,927	8,532,411
Shriram Transport Finance Co. Ltd.	707,200	12,310,443
Sun Pharmaceutical Industries Ltd.	153,677	1,692,465
Tata Consultancy Services Ltd.	337,138	17,098,813
Tech Mahindra Ltd.	144,357	2,674,702
Torrent Pharmaceuticals Ltd.	74,526	3,090,340
Voltas Ltd.	24,900	406,913
Zomato Ltd.	2,033,249	3,718,452

TOTAL INDIA		256,427,226

Indonesia - 1.5%
PT Bank Central Asia Tbk	5,007,700	12,197,344
PT Bank Rakyat Indonesia Tbk	53,418,455	14,238,517
PT United Tractors Tbk	1,144,100	2,058,719

TOTAL INDONESIA		28,494,580

Japan - 1.1%
Capcom Co. Ltd.	66,711	1,853,640
Ibiden Co. Ltd.	26,240	1,443,339
JTOWER, Inc. (a)	14,425	1,121,096
Money Forward, Inc. (a)	34,141	2,437,812
Recruit Holdings Co. Ltd.	25,003	1,528,330
Renesas Electronics Corp. (a)	222,068	2,733,071
Square Enix Holdings Co. Ltd.	37,593	2,009,186
Tokyo Electron Ltd.	7,800	3,445,874
Z Holdings Corp.	739,000	4,729,645

TOTAL JAPAN		21,301,993

Korea (South) - 12.0%
AMOREPACIFIC Group, Inc.	137,919	5,662,888
Coway Co. Ltd.	76,770	4,789,641
Hana Financial Group, Inc.	238,437	9,264,453
Hanon Systems	252,040	3,299,615
Hyundai Mobis	23,056	4,863,119
Kakao Corp.	93,851	9,226,058
KB Financial Group, Inc.	326,716	15,188,147
Kia Corp.	187,094	12,630,188
LG Chemical Ltd.	4,550	2,949,712
LG Corp.	61,782	4,807,639
NCSOFT Corp.	6,686	3,385,346
Netmarble Corp. (c)	7,517	741,662
POSCO	82,931	22,825,843
S-Oil Corp.	50,430	4,629,762
Samsung Biologics Co. Ltd. (a)(c)	11,991	8,795,083
Samsung Electronics Co. Ltd.	1,319,522	81,767,674
Samsung SDI Co. Ltd.	19,192	11,447,274
SK Hynix, Inc.	240,221	20,555,499
Studio Dragon Corp. (a)	23,840	1,764,443

TOTAL KOREA (SOUTH)		228,594,046

Luxembourg - 0.1%
Adecoagro SA (a)	116,204	1,049,322
Globant SA (a)	4,500	1,264,545

TOTAL LUXEMBOURG		2,313,867

Mauritius - 0.1%
Jumo World Ltd. (e)	161	1,210,033
Mexico - 2.6%
CEMEX S.A.B. de CV sponsored ADR (a)	2,207,400	15,827,058
Corporacion Inmobiliaria Vesta S.A.B. de CV	1,043,900	1,830,738
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	390,996	4,545,945
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	13,000	2,431,000
Grupo Aeroportuario Norte S.A.B. de CV (a)	290,800	1,705,508
Grupo Financiero Banorte S.A.B. de CV Series O	2,245,032	14,418,714
Wal-Mart de Mexico SA de CV Series V	2,459,300	8,355,532

TOTAL MEXICO		49,114,495

Netherlands - 1.9%
Adyen BV (a)(c)	759	2,121,681
ASML Holding NV (Netherlands)	3,823	2,856,005
CTP BV (c)	46,729	1,015,002
Elastic NV (a)	14,639	2,181,065
X5 Retail Group NV GDR (Reg. S)	183,900	5,939,659
Yandex NV Series A (a)	278,014	22,154,936

TOTAL NETHERLANDS		36,268,348

Panama - 0.2%
Copa Holdings SA Class A (a)	54,900	4,467,762
Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR (a)	359,900	2,432,924
Philippines - 0.1%
Ayala Land, Inc.	2,889,700	1,894,605
Poland - 0.2%
CD Projekt RED SA (b)	74,695	3,601,521
Russia - 3.5%
Gazprom OAO sponsored ADR (Reg. S)	366,900	3,626,269
LSR Group OJSC	27,000	280,789
Lukoil PJSC sponsored ADR	181,900	17,275,838
MMC Norilsk Nickel PJSC sponsored ADR	211,500	6,282,586
Novatek PJSC GDR (Reg. S)	47,800	12,515,229
Sberbank of Russia	794,750	3,712,862
Sberbank of Russia sponsored ADR	1,089,092	20,304,538
Tatneft PAO	452,300	3,282,676

TOTAL RUSSIA		67,280,787

Saudi Arabia - 0.9%
Al Rajhi Bank	500,972	16,375,388
Singapore - 0.3%
First Resources Ltd.	5,276,800	6,311,530
South Africa - 2.6%
Bidvest Group Ltd./The	377,262	4,910,325
Capitec Bank Holdings Ltd.	69,199	8,359,253
FirstRand Ltd.	2,632,028	11,275,313
Impala Platinum Holdings Ltd.	1,325,000	14,932,565
Pick 'n Pay Stores Ltd.	2,636,408	9,979,265

TOTAL SOUTH AFRICA		49,456,721

Switzerland - 0.1%
Dufry AG (a)	41,566	2,335,025
Taiwan - 9.3%
ASE Technology Holding Co. Ltd.	1,280,799	4,959,178
Hon Hai Precision Industry Co. Ltd. (Foxconn)	620,678	2,318,623
MediaTek, Inc.	420,712	13,552,609
Taiwan Semiconductor Manufacturing Co. Ltd.	6,684,706	138,365,413
Uni-President Enterprises Corp.	3,379,000	8,262,061
United Microelectronics Corp.	4,042,000	9,169,606
Win Semiconductors Corp.	16,136	177,571

TOTAL TAIWAN		176,805,061

Thailand - 0.3%
Land & House PCL (For. Reg.)	2,767,200	646,065
PTT Global Chemical PCL (For. Reg.)	3,131,100	5,797,198

TOTAL THAILAND		6,443,263

Turkey - 0.3%
Aselsan A/S	3,064,000	5,216,345
United Kingdom - 1.2%
Helios Towers PLC (a)	226,500	549,625
Mondi PLC	503,042	12,366,307
Prudential PLC (a)	533,698	10,356,637

TOTAL UNITED KINGDOM		23,272,569

United States of America - 2.7%
Activision Blizzard, Inc.	30,736	2,378,659
Airbnb, Inc. Class A	3,000	503,250
Dlocal Ltd.	53,243	2,904,938
First Cash Financial Services, Inc.	76,272	6,673,800
Jackson Financial, Inc.	10,729	278,954
Li Auto, Inc. ADR (a)	482,259	12,678,589
Marvell Technology, Inc.	54,023	3,258,127
MercadoLibre, Inc. (a)	1,625	2,729,025
Microsoft Corp.	6,900	1,945,248
NVIDIA Corp.	17,997	3,728,259
ON Semiconductor Corp. (a)	46,083	2,109,219
Salesforce.com, Inc. (a)	15,800	4,285,276
Snap, Inc. Class A (a)	52,856	3,904,473
Synopsys, Inc. (a)	8,300	2,485,103
XP, Inc. Class A (a)	31,300	1,257,321

TOTAL UNITED STATES OF AMERICA		51,120,241

TOTAL COMMON STOCKS
(Cost $1,313,926,384)		1,822,040,174

Preferred Stocks - 3.0%
Convertible Preferred Stocks - 0.4%
China - 0.2%
ByteDance Ltd. Series E1 (a)(d)(e)	30,246	3,579,917
dMed Biopharmaceutical Co. Ltd. Series C (d)(e)	52,588	727,292
		4,307,209
India - 0.2%
Meesho Series F (d)(e)	33,863	2,596,354

TOTAL CONVERTIBLE PREFERRED STOCKS		6,903,563

Nonconvertible Preferred Stocks - 2.6%
Brazil - 2.3%
Ambev SA sponsored ADR	3,388,700	9,352,812
Companhia de Transmissao de Energia Eletrica Paulista (PN)	280,600	1,253,123
Itau Unibanco Holding SA sponsored ADR	2,151,943	11,340,740
Metalurgica Gerdau SA (PN)	3,541,400	8,076,792
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	767,100	7,671,000
sponsored ADR	592,100	6,122,314
		43,816,781
Korea (South) - 0.3%
Hyundai Motor Co. Series 2	63,040	5,021,356
Russia - 0.0%
Tatneft PAO	77,800	517,304
United States of America - 0.0%
Gupshup, Inc. (d)(e)	44,950	1,027,791

TOTAL NONCONVERTIBLE PREFERRED STOCKS		50,383,232

TOTAL PREFERRED STOCKS
(Cost $49,521,450)		57,286,795
	Principal Amount	Value

Government Obligations - 0.4%
United States of America - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.05% 12/2/21 (Cost $7,549,415)(f)	7,550,000	7,549,521
	Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.06% (g)	20,868,759	20,872,933
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	19,518,751	19,520,703
TOTAL MONEY MARKET FUNDS
(Cost $40,393,252)		40,393,636
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $1,411,390,501)		1,927,270,126
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(24,555,778)
NET ASSETS - 100%		$1,902,714,348

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	126	Dec. 2021	$7,847,280	$(255,884)	$(255,884)

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $131,147,632 or 6.9% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,797,093 or 0.5% of net assets.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $623,960.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$1,663,286
ByteDance Ltd. Series E1	11/18/20	$3,314,181
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$746,915
Gupshup, Inc.	6/8/21	$1,027,791
Meesho Series F	9/21/21	$2,596,355

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$47,214,048	$1,102,228,543	$1,128,570,175	$42,532	$516	$1	$20,872,933	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	7,941,987	613,302,552	601,723,836	90,509	--	--	19,520,703	0.1%
Total	$55,156,035	$1,715,531,095	$1,730,294,011	$133,041	$516	$1	$40,393,636

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$220,763,679	$63,729,905	$157,033,774	$--
Consumer Discretionary	266,081,175	66,709,972	199,371,203	--
Consumer Staples	108,085,294	44,891,901	63,193,393	--
Energy	102,065,240	17,593,294	84,471,946	--
Financials	362,418,498	87,026,366	273,316,360	2,075,772
Health Care	94,323,435	8,801,536	84,794,607	727,292
Industrials	79,005,355	35,649,554	43,355,801	--
Information Technology	401,276,966	30,632,417	363,440,487	7,204,062
Materials	160,507,893	80,529,675	79,978,218	--
Real Estate	38,584,084	5,164,449	33,419,635	--
Utilities	46,215,350	9,867,841	36,347,509	--
Government Obligations	7,549,521	--	7,549,521	--
Money Market Funds	40,393,636	40,393,636	--	--
Total Investments in Securities:	$1,927,270,126	$490,990,546	$1,426,272,454	$10,007,126
Derivative Instruments:
Liabilities
Futures Contracts	$(255,884)	$(255,884)	$--	$--
Total Liabilities	$(255,884)	$(255,884)	$--	$--
Total Derivative Instruments:	$(255,884)	$(255,884)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(255,884)
Total Equity Risk	0	(255,884)
Total Value of Derivatives	$0	$(255,884)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $19,575,851) — See accompanying schedule: Unaffiliated issuers (cost $1,370,997,249)	$1,886,876,490
Fidelity Central Funds (cost $40,393,252)	40,393,636
Total Investment in Securities (cost $1,411,390,501)		$1,927,270,126
Foreign currency held at value (cost $10,332,854)		10,236,786
Receivable for investments sold		10,399,126
Receivable for fund shares sold		11,693
Dividends receivable		3,653,634
Distributions receivable from Fidelity Central Funds		7,082
Receivable for daily variation margin on futures contracts		77,823
Other receivables		249,835
Total assets		1,951,906,105
Liabilities
Payable to custodian bank	$1,853,765
Payable for investments purchased	16,947,201
Payable for fund shares redeemed	492,524
Other payables and accrued expenses	10,377,892
Collateral on securities loaned	19,520,375
Total liabilities		49,191,757
Net Assets		$1,902,714,348
Net Assets consist of:
Paid in capital		$1,286,706,545
Total accumulated earnings (loss)		616,007,803
Net Assets		$1,902,714,348
Net Asset Value, offering price and redemption price per share ($1,902,714,348 ÷ 6,851,138 shares)		$277.72

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$48,703,219
Income from Fidelity Central Funds (including $90,509 from security lending)		133,041
Income before foreign taxes withheld		48,836,260
Less foreign taxes withheld		(6,054,179)
Total income		42,782,081
Expenses
Custodian fees and expenses	$785,294
Independent directors' fees and expenses	9,574
Interest	3,257
Miscellaneous	20
Total expenses		798,145
Net investment income (loss)		41,983,936
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $520,469)	170,066,462
Fidelity Central Funds	516
Foreign currency transactions	(763,944)
Futures contracts	5,933,728
Total net realized gain (loss)		175,236,762
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $10,001,285)	193,642,258
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(73,930)
Futures contracts	(247,488)
Total change in net unrealized appreciation (depreciation)		193,320,841
Net gain (loss)		368,557,603
Net increase (decrease) in net assets resulting from operations		$410,541,539

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,983,936	$32,586,183
Net realized gain (loss)	175,236,762	7,366,239
Change in net unrealized appreciation (depreciation)	193,320,841	217,587,625
Net increase (decrease) in net assets resulting from operations	410,541,539	257,540,047
Distributions to shareholders	(39,322,546)	(49,669,829)
Affiliated share transactions
Proceeds from sales of shares	266,859,195	101,125,240
Reinvestment of distributions	39,322,546	49,669,829
Cost of shares redeemed	(761,493,626)	(151,723,010)
Net increase (decrease) in net assets resulting from share transactions	(455,311,885)	(927,941)
Total increase (decrease) in net assets	(84,092,892)	206,942,277
Net Assets
Beginning of period	1,986,807,240	1,779,864,963
End of period	$1,902,714,348	$1,986,807,240
Other Information
Shares
Sold	918,516	447,788
Issued in reinvestment of distributions	136,548	230,523
Redeemed	(2,582,041)	(751,353)
Net increase (decrease)	(1,526,977)	(73,042)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Equity Central Fund

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$237.14	$210.61	$220.61	$246.26	$202.55
Income from Investment Operations
Net investment income (loss)A	5.06	3.85	7.79B	5.11	4.65
Net realized and unrealized gain (loss)	40.55	28.57	1.52	(14.13)	44.19
Total from investment operations	45.61	32.42	9.31	(9.02)	48.84
Distributions from net investment income	(5.03)	(5.52)	(4.54)	(4.95)	(4.06)
Distributions from net realized gain	–	(.37)	(14.76)	(11.68)	(1.07)
Total distributions	(5.03)	(5.89)	(19.31)C	(16.63)	(5.13)
Net asset value, end of period	$277.72	$237.14	$210.61	$220.61	$246.26
Total ReturnD	19.17%	15.71%	5.22%	(4.20)%	24.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%	.05%	.06%	.07%	.07%
Expenses net of fee waivers, if any	.03%	.05%	.06%	.07%	.07%
Expenses net of all reductions	.03%	.05%	.06%	.07%	.07%
Net investment income (loss)	1.74%	1.76%	3.73%B	2.07%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$1,902,714	$1,986,807	$1,779,865	$663,813	$763,186
Portfolio turnover rateG	68%	50%	60%	65%	59%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $2.72 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.43%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$590,449,754
Gross unrealized depreciation	(88,007,442)
Net unrealized appreciation (depreciation)	$502,442,312
Tax Cost	$1,424,827,814

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,731,868
Undistributed long-term capital gain	$119,029,974
Net unrealized appreciation (depreciation) on securities and other investments	$502,237,000

The tax character of distributions paid was as follows:

	September 30, 2021	September 30, 2020
Ordinary Income	$39,322,546	$ 49,669,829

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Equity Central Fund	1,538,558,891	1,966,409,895

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Equity Central Fund	$7,550

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Equity Central Fund	Borrower	$41,264,444.32%		$3,257

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Equity Central Fund	19,389,193	41,399,737

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Equity Central Fund	$8,973	$–	$–

8. Other.

Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity Emerging Markets Equity Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 11, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 313 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity Emerging Markets Equity Central Fund	.0261%
Actual		$1,000.00	$946.60	$.13
Hypothetical-C		$1,000.00	$1,024.94	$.13

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021 $144,593,175, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates a percentage of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders:

October 2020	0%
November 2020	0%
December 2020	0%
March 2021	1%
June 2021	1%
September 2021	1%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

October 2020	0%
November 2020	25%
December 2020	53%
March 2021	100%
June 2021	100%
September 2021	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $1.1758 and $0.5118 for the dividend paid December 14,2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EMQ-ANN-1121
1.876933.112

Fidelity® Real Estate Equity Central Fund

Annual Report

September 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Real Estate Equity Central Fund	33.38%	8.48%	8.75%

 A From November 3, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Equity Central Fund on November 3, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,862	Fidelity® Real Estate Equity Central Fund
$24,445	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 30.00% for the 12 months ending September 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth and corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies poised to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings, and momentum shifted back to growth stocks. However, in early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. By sector, energy led by a big margin, followed by financials, while the defensive utilities and consumer staples groups notably lagged.

Comments from Portfolio Manager Samuel Wald:  For the fiscal year ending September 30, 2021, the fund gained 33.38%, trailing the 37.39% advance of the FTSE NAREIT Equity REITs Index Link but outperforming the broad-based S&P 500® index. An underweighting and stock selection among retail REITs, including regional malls and shopping centers, detracted notably versus the industry index. Stock selection in industrial REITs also hurt. Not owning regional mall REIT Simon Property Group, which gained 115% the past 12 months, detracted more than any other individual security decision. Simon Property Group was not held at period end. An outsized stake in industrial REIT Americold Realty Trust, which returned about -17%, also held back the fund’s result versus the industry index. Conversely, security selection among certain real estate services firms contributed versus the industry index, as did an underweighting in office REITs. Our non-index stake in CBRE Group, which gained 106% for the 12 months, added more value than any other individual position. It also helped to overweight the self-storage REIT CubeSmart, which gained 55%. Notable changes in fund positioning for the 12 months included reduced exposure to office REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2021

% of fund's net assets
Prologis (REIT), Inc.	12.2
CubeSmart	6.6
Digital Realty Trust, Inc.	5.8
Equinix, Inc.	5.8
Essex Property Trust, Inc.	4.8
Mid-America Apartment Communities, Inc.	4.7
Ventas, Inc.	4.6
RLJ Lodging Trust	4.0
Alexandria Real Estate Equities, Inc.	3.8
Equity Lifestyle Properties, Inc.	3.8
56.1

Top Five REIT Sectors as of September 30, 2021

% of fund's net assets
REITs - Diversified	20.1
REITs - Warehouse/Industrial	15.8
REITs - Apartments	15.5
REITs - Health Care	9.8
REITs - Storage	8.7

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Commercial Services & Supplies - 0.5%
REITs - Diversified - 0.5%
CoreCivic, Inc. (a)	858,700	$7,642,430
Equity Real Estate Investment Trusts (REITs) - 94.8%
REITs - Apartments - 15.5%
Essex Property Trust, Inc.	248,075	79,319,501
Invitation Homes, Inc.	1,391,804	53,347,847
Mid-America Apartment Communities, Inc.	409,100	76,399,425
UDR, Inc.	834,782	44,226,750
		253,293,523
REITs - Diversified - 19.6%
Digital Realty Trust, Inc.	662,423	95,687,002
Equinix, Inc.	119,238	94,213,521
Lamar Advertising Co. Class A	445,500	50,541,975
VICI Properties, Inc. (b)	1,885,431	53,565,095
Washington REIT (SBI)	1,038,800	25,710,300
		319,717,893
REITs - Health Care - 9.8%
CareTrust (REIT), Inc.	1,084,600	22,039,072
Healthcare Realty Trust, Inc.	508,810	15,152,362
Healthcare Trust of America, Inc.	477,400	14,159,684
Ventas, Inc.	1,348,994	74,477,959
Welltower, Inc.	424,666	34,992,478
		160,821,555
REITs - Hotels - 4.9%
Host Hotels & Resorts, Inc. (a)	866,600	14,151,578
RLJ Lodging Trust	4,378,067	65,058,076
		79,209,654
REITs - Management/Investment - 2.1%
American Tower Corp.	65,600	17,410,896
Lexington Corporate Properties Trust	1,283,237	16,361,272
		33,772,168
REITs - Manufactured Homes - 3.8%
Equity Lifestyle Properties, Inc.	795,900	62,159,790
REITs - Office Property - 5.7%
Alexandria Real Estate Equities, Inc.	328,680	62,800,888
Douglas Emmett, Inc.	967,062	30,568,830
		93,369,718
REITs - Shopping Centers - 3.4%
Phillips Edison & Co., Inc. (b)	400,900	12,311,639
SITE Centers Corp.	2,807,500	43,347,800
		55,659,439
REITs - Single Tenant - 5.5%
Four Corners Property Trust, Inc.	1,543,000	41,444,980
Spirit Realty Capital, Inc.	1,049,100	48,300,564
		89,745,544
REITs - Storage - 8.7%
CubeSmart	2,235,219	108,296,361
Extra Space Storage, Inc.	200,835	33,738,272
		142,034,633
REITs - Warehouse/Industrial - 15.8%
Americold Realty Trust	1,015,010	29,486,041
Prologis (REIT), Inc.	1,583,621	198,633,579
Terreno Realty Corp.	475,016	30,035,262
		258,154,882

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		1,547,938,799

Hotels, Restaurants & Leisure - 1.1%
Casinos & Gaming - 1.1%
Caesars Entertainment, Inc. (a)	156,410	17,561,715
IT Services - 0.3%
Internet Services & Infrastructure - 0.3%
Cyxtera Technologies, Inc. (a)(c)	391,426	3,620,691
Cyxtera Technologies, Inc. Class A	174,021	1,609,694
		5,230,385
Real Estate Management & Development - 2.4%
Real Estate Services - 2.4%
CBRE Group, Inc. (a)	405,000	39,430,800
TOTAL COMMON STOCKS
(Cost $1,325,189,296)		1,617,804,129

Money Market Funds - 4.0%
Fidelity Cash Central Fund 0.06% (d)	10,550,392	10,552,502
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	54,865,188	54,870,675
TOTAL MONEY MARKET FUNDS
(Cost $65,423,177)		65,423,177
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $1,390,612,473)		1,683,227,306
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(50,625,972)
NET ASSETS - 100%		$1,632,601,334

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,620,691 or 0.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Cyxtera Technologies, Inc.	2/21/21	$3,914,260

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$4,117,538	$713,420,160	$706,985,196	$7,131	$--	$--	$10,552,502	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	3,949,000	288,640,669	237,718,994	20,122	--	--	54,870,675	0.2%
Total	$8,066,538	$1,002,060,829	$944,704,190	$27,253	$--	$--	$65,423,177

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,617,804,129	$1,617,804,129	$--	$--
Money Market Funds	65,423,177	65,423,177	--	--
Total Investments in Securities:	$1,683,227,306	$1,683,227,306	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $52,843,290) — See accompanying schedule: Unaffiliated issuers (cost $1,325,189,296)	$1,617,804,129
Fidelity Central Funds (cost $65,423,177)	65,423,177
Total Investment in Securities (cost $1,390,612,473)		$1,683,227,306
Receivable for investments sold		18,466,704
Receivable for fund shares sold		1,981,166
Dividends receivable		5,691,077
Distributions receivable from Fidelity Central Funds		3,051
Total assets		1,709,369,304
Liabilities
Payable for investments purchased	$2,009,980
Payable for fund shares redeemed	19,877,499
Other payables and accrued expenses	9,816
Collateral on securities loaned	54,870,675
Total liabilities		76,767,970
Net Assets		$1,632,601,334
Net Assets consist of:
Paid in capital		$1,433,666,767
Total accumulated earnings (loss)		198,934,567
Net Assets		$1,632,601,334
Net Asset Value, offering price and redemption price per share ($1,632,601,334 ÷ 11,578,681 shares)		$141.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$32,487,540
Income from Fidelity Central Funds (including $20,122 from security lending)		27,253
Total income		32,514,793
Expenses
Custodian fees and expenses	$17,489
Independent directors' fees and expenses	4,397
Interest	868
Miscellaneous	11
Total expenses before reductions	22,765
Expense reductions	(16)
Total expenses after reductions		22,749
Net investment income (loss)		32,492,044
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,174,038
Total net realized gain (loss)		23,174,038
Change in net unrealized appreciation (depreciation) on investment securities		289,107,046
Net gain (loss)		312,281,084
Net increase (decrease) in net assets resulting from operations		$344,773,128

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,492,044	$21,359,141
Net realized gain (loss)	23,174,038	(125,536,049)
Change in net unrealized appreciation (depreciation)	289,107,046	(39,075,345)
Net increase (decrease) in net assets resulting from operations	344,773,128	(143,252,253)
Distributions to shareholders	(26,089,180)	(19,495,484)
Affiliated share transactions
Proceeds from sales of shares	702,838,441	712,478,792
Reinvestment of distributions	26,089,180	19,495,485
Cost of shares redeemed	(115,080,816)	(323,058,306)
Net increase (decrease) in net assets resulting from share transactions	613,846,805	408,915,971
Total increase (decrease) in net assets	932,530,753	246,168,234
Net Assets
Beginning of period	700,070,581	453,902,347
End of period	$1,632,601,334	$700,070,581
Other Information
Shares
Sold	5,716,656	6,116,468
Issued in reinvestment of distributions	197,926	177,230
Redeemed	(812,484)	(3,465,003)
Net increase (decrease)	5,102,098	2,828,695

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Equity Central Fund

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$108.09	$124.43	$109.73	$112.82	$113.15
Income from Investment Operations
Net investment income (loss)A	3.33	3.43	3.92	3.84	3.00
Net realized and unrealized gain (loss)	32.42	(16.47)	15.85	.13	(.91)
Total from investment operations	35.75	(13.04)	19.77	3.97	2.09
Distributions from net investment income	(2.84)	(3.30)	(3.16)	(3.16)B	(2.29)
Distributions from net realized gain	–	–	(1.91)	(3.90)B	(.12)
Total distributions	(2.84)	(3.30)	(5.07)	(7.06)	(2.42)C
Net asset value, end of period	$141.00	$108.09	$124.43	$109.73	$112.82
Total ReturnD	33.38%	(10.48)%	18.98%	3.73%	1.95%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %G	- %G	.01%	.01%	.01%
Expenses net of all reductions	- %G	- %G	.01%	.01%	.01%
Net investment income (loss)	2.54%	3.05%	3.44%	3.59%	2.72%
Supplemental Data
Net assets, end of period (000 omitted)	$1,632,601	$700,071	$453,902	$126,704	$127,147
Portfolio turnover rateH	28%	84%I	37%	47%	64%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity Real Estate Equity Central Fund (the Fund) is a non-diversified fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$306,817,877
Gross unrealized depreciation	(24,290,464)
Net unrealized appreciation (depreciation)	$282,527,413
Tax Cost	$1,400,699,893

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,086,533
Capital loss carryforward	$(90,679,378)
Net unrealized appreciation (depreciation) on securities and other investments	$282,527,413

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(90,679,378)

The tax character of distributions paid was as follows:

	September 30, 2021	September 30, 2020
Ordinary Income	$26,089,180	$ 19,495,484

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Equity Central Fund	963,157,514	346,688,919

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate Equity Central Fund	$9,475

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Real Estate Equity Central Fund	Borrower	$32,033,000.33%		$868

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Equity Central Fund	63,962,936	12,546,107

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Real Estate Equity Central Fund	4,177,959	505,031,710

6. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Real Estate Equity Central Fund	$2,090	$–	$–

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $16.

8. Other.

Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity Real Estate Equity Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 313 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2017

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity Real Estate Equity Central Fund	.0018%
Actual		$1,000.00	$1,136.50	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year qualify as a Section 199A dividend:

October, 2020	93%
November, 2020	94%
December, 2020	99%
June, 2021	100%
September, 2021	100%

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ESCIP-ANN-1121
1.831584.115

Fidelity® Floating Rate Central Fund

Annual Report

September 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate Central Fund	8.99%	4.97%	5.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$17,687	Fidelity® Floating Rate Central Fund
$16,540	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans advanced 8.82% for the 12 months ending September 30, 2021, as measured by the S&P/LSTA® Leveraged Performing Loan Index, lagging high-yield bonds but substantially outperforming investment-grade corporate credit and the broad investment-grade fixed-income market. Loans posted strong gains during the early months of the period, as encouraging COVID-19 vaccine news bolstered investor optimism about the strength of the economic recovery in 2021. Better-than-expected corporate earnings also fueled strength in the asset class. The rally paused in March, when loans with higher-quality credit ratings underperformed because heavy new issuance outweighed demand. The positive trend resumed in April, lifted by an improved tone for risk assets, consistent retail fund inflows and strong origination of collateralized loan obligations (CLOs). Except for a modest pullback in July, loans registered modest, income-driven gains for the rest of the period, aided by advancing vaccination campaigns, accelerating economic growth, strong earnings and continued solid demand from CLOs. Roughly half of the industry groups within the S&P/LSTA index posted double-digit gains, led by air transport (+17%), oil & gas (+16%), publishing (+13%), and leisure goods/activities/movies (+13%). Several major industries also topped the benchmark, including health care and retailers (ex food & drug), with each gaining about 9%. Notable "laggards" included utilities (+5%), insurance (+6%), and cable & satellite TV (+6%). From a credit-rating perspective, lower-quality loans far outstripped the benchmark, signaling a comfort level with risk as investors sought higher yields.

Comments from Co-Managers Eric Mollenhauer and Kevin Nielsen:  For the fiscal year ending September 30, 2021, the fund gained 8.99%, roughly in line with the 8.82% result of the benchmark S&P/LSTA® Leveraged Performing Loan Index. The fund's core allocation to floating-rate leveraged loans gained 8.21% and detracted from performance versus the benchmark. By industry, security selection was the primary contributor, especially in oil & gas. Security selection in nonferrous metals/minerals and utilities also boosted the fund's relative result. California Resources, the fund's top individual contributor, increased approximately 164% this period. Our second-largest contributor was Chesapeake Energy, which gained 307% the past year. Another contributor this period was Denbury. The fund's investment in securities issued by Denbury gained 299% the past 12 months. All of these contributors were out-of-benchmark positions. Conversely, the biggest detractor from performance versus the benchmark was our security selection in business equipment & services. Security picks and an underweighting in health care and security selection in lodging & casinos also hampered the fund's relative performance. Not owning American Airlines, a benchmark component that gained 38%, was the biggest individual relative detractor. Our second-largest relative detractor this period was avoiding Envision Health, a benchmark component that gained 31%. Another notable relative detractor was an outsized stake in Sinclair (-11%). By quality, security selection in unrated bonds added the most value versus the benchmark, while positioning among CCC-rated bonds hurt the most. Notable changes in positioning include decreased exposure to the telecom industry and a higher allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of September 30, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Asurion LLC	2.1
Bass Pro Group LLC	1.9
Intelsat Jackson Holdings SA	1.5
Caesars Resort Collection LLC	1.4
Peraton Corp.	1.0
7.9

Top Five Market Sectors as of September 30, 2021

% of fund's net assets
Technology	14.5
Services	9.0
Healthcare	7.1
Telecommunications	5.8
Energy	5.2

Quality Diversification (% of fund's net assets)

As of September 30, 2021
BBB	2.5%
BB	23.7%
B	58.8%
CCC,CC,C	3.6%
Not Rated	5.4%
Equities	1.4%
Short-Term Investments and Net Other Assets	4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2021*
Bank Loan Obligations	92.0%
Nonconvertible Bonds	1.9%
Common Stocks	1.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 11.5%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Bank Loan Obligations - 92.0%
	Principal Amount	Value
Aerospace - 1.2%
ADS Tactical, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 3/19/26 (a)(b)(c)	$4,740,000	$4,751,850
Gemini HDPE LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 12/31/27 (a)(b)(c)	2,118,569	2,118,569
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.33% 6/19/26 (a)(b)(c)	857,500	832,847
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3341% 5/30/25 (a)(b)(c)	3,090,276	3,051,339
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3341% 12/9/25 (a)(b)(c)	9,322,129	9,205,603
Tranche G 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3341% 8/22/24 (a)(b)(c)	9,986,712	9,874,362
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/30/25 (a)(b)(c)	3,918,533	3,807,090
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 4/30/26 (a)(b)(c)	1,000,000	983,440

TOTAL AEROSPACE		34,625,100

Air Transportation - 1.7%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/20/28 (a)(b)(c)	6,475,000	6,691,718
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 8/11/28 (a)(b)(c)	6,000,000	6,019,980
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6315% 4/8/26 (a)(b)(c)	3,878,230	3,789,768
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6315% 4/4/26 (a)(b)(c)	2,085,070	2,037,509
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (a)(b)(c)	5,580,000	5,925,290
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (a)(b)(c)	4,905,000	5,213,721
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/5/24 (a)(b)(c)	3,369,056	3,364,845
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/21/28 (a)(b)(c)	9,979,850	10,041,126
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4% 12/11/26 (a)(b)(c)	4,524,413	4,410,805

TOTAL AIR TRANSPORTATION		47,494,762

Automotive & Auto Parts - 1.4%
Adient U.S. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5841% 4/8/28 (a)(b)(c)	2,593,500	2,592,411
American Trailer World Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/5/28 (a)(b)(c)	5,625,900	5,596,364
Clarios Global LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 4/30/26 (a)(b)(c)	4,037,090	4,016,905
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 6/3/28 (a)(b)(c)	7,780,142	7,737,352
Les Schwab Tire Centers Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 11/2/27 (a)(b)(c)	4,034,513	4,026,968
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.750% 7.5% 12/16/25 (a)(b)(c)	4,778,509	4,540,682
Rough Country LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 7/28/28 (a)(b)(c)	4,472,202	4,461,021
Thor Industries, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.125% 2/1/26 (a)(b)(c)	629,044	628,258
Truck Hero, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 1/29/28 (a)(b)(c)	4,969,676	4,956,208

TOTAL AUTOMOTIVE & AUTO PARTS		38,556,169

Banks & Thrifts - 0.7%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5841% 2/27/28 (a)(b)(c)	9,382,850	9,292,399
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/9/27 (a)(b)(c)	4,615,337	4,624,707
eResearchTechnology, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 2/4/27 (a)(b)(c)	2,283,438	2,293,440
Russell Investments U.S. Institutional Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 5/30/25 (a)(b)(c)	1,456,135	1,457,955
Superannuation & Investments U.S. LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/24/28 (b)(c)(d)(e)	1,805,000	1,793,719
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3948% 7/1/26 (a)(b)(c)	1,216,344	1,211,783

TOTAL BANKS & THRIFTS		20,674,003

Broadcasting - 1.9%
AppLovin Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 8/15/25 (a)(b)(c)	11,461,555	11,441,842
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.34% 8/24/26 (a)(b)(c)	16,261,757	10,093,510
Entercom Media Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.500% 2.5851% 11/17/24 (a)(b)(c)	2,585,087	2,544,708
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.586% 9/19/26 (a)(b)(c)	8,092,517	8,080,378
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.59% 9/30/26 (a)(b)(c)	2,373,737	2,330,725
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/14/26 (a)(b)(c)	3,155,852	3,153,043
Univision Communications, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 5/6/28(b)(c)(d)	10,890,000	10,864,735
1 month U.S. LIBOR + 3.250% 4% 3/24/26 (a)(b)(c)	4,859,630	4,850,834

TOTAL BROADCASTING		53,359,775

Building Materials - 1.8%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (a)(b)(c)	8,807,279	8,786,846
APi Group DE, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5841% 10/1/26 (a)(b)(c)	3,792,821	3,766,764
Beacon Roofing Supply, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 2.3341% 5/19/28 (a)(b)(c)	2,054,850	2,042,213
Core & Main LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 2.586% 6/10/28 (a)(b)(c)	4,880,000	4,855,600
Gypsum Management & Supply, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5841% 6/1/25 (a)(b)(c)	1,747,097	1,742,450
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.14% 1/4/27 (a)(b)(c)	2,428,262	2,413,085
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 2/28/27 (a)(b)(c)	3,477,025	3,427,756
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (a)(b)(c)	8,945,000	8,941,243
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 9/27/24 (a)(b)(c)	2,287,453	2,287,453
USIC Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 5/7/28 (a)(b)(c)	2,820,000	2,816,475
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/21/26 (a)(b)(c)	3,772,660	3,786,807
White Capital Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 10/19/27 (a)(b)(c)	3,706,988	3,715,402

TOTAL BUILDING MATERIALS		48,582,094

Cable/Satellite TV - 2.5%
Charter Communication Operating LLC Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.84% 2/1/27 (a)(b)(c)	18,515,966	18,395,056
Coral-U.S. Co.-Borrower LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3341% 1/31/28 (a)(b)(c)	8,740,000	8,618,427
Tranche B6 1LN, term loan 1 month U.S. LIBOR + 3.000% 9/23/29 (b)(c)(d)	1,940,000	1,927,274
CSC Holdings LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 2.5838% 4/15/27 (a)(b)(c)	8,491,960	8,384,027
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3338% 1/15/26 (a)(b)(c)	1,950,000	1,920,750
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 8/2/27 (a)(b)(c)	12,200,000	12,203,782
LCPR Loan Financing LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8338% 9/25/28 (a)(b)(c)	1,910,000	1,910,000
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3338% 7/17/25 (a)(b)(c)	4,740,879	4,669,766
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.5838% 1/31/28 (a)(b)(c)	4,000,000	3,971,520
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (a)(b)(c)	6,566,520	6,563,762

TOTAL CABLE/SATELLITE TV		68,564,364

Capital Goods - 1.2%
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0841% 10/1/25 (a)(b)(c)	1,941,803	1,929,181
Columbus McKinnon Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 5/14/28 (a)(b)(c)(e)	2,500,000	2,490,625
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.336% 11/15/26 (a)(b)(c)	514,697	505,690
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.586% 11/15/25 (a)(b)(c)	2,076,283	2,062,787
Doosan Bobcat Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.3815% 5/18/24 (a)(b)(c)	2,134,275	2,130,284
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.0841% 9/20/26 (a)(b)(c)	3,689,283	3,704,963
Resideo Funding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 2/12/28 (a)(b)(c)	1,890,263	1,890,263
SRAM LLC. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 5/12/28 (a)(b)(c)	4,772,727	4,764,757
Standard Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 8/6/28 (b)(c)(d)	10,380,000	10,385,605
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 9.75% 4/16/25 (a)(b)(c)(e)	1,498,878	1,438,923
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/31/27 (a)(b)(c)	2,557,319	2,560,874

TOTAL CAPITAL GOODS		33,863,952

Chemicals - 3.0%
ARC Falcon I, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/22/28 (b)(c)(d)	3,608,248	3,605,254
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 9/22/29 (b)(c)(d)	930,000	923,025
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/22/28 (b)(c)(d)	526,752	526,314
Aruba Investment Holdings LLC:
2LN, term loan 3 month U.S. LIBOR + 7.750% 8.5% 11/24/28 (a)(b)(c)	610,000	611,525
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 11/24/27 (a)(b)(c)	2,263,625	2,266,455
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (a)(b)(c)	586,929	586,929
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (a)(b)(c)	449,867	449,867
Cimpress U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/17/28 (a)(b)(c)	2,563,575	2,562,780
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 5/7/25 (a)(b)(c)(e)	3,087,263	3,010,081
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6573% 5/7/25 (a)(b)(c)	5,688,461	5,588,913
Element Solutions, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.000% 1/31/26 (b)(c)(d)	1,670,000	1,666,877
3 month U.S. LIBOR + 2.000% 2.0841% 1/31/26 (a)(b)(c)	2,747,736	2,742,598
GEON Performance Solutions LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 8/18/28 (a)(b)(c)	3,895,000	3,920,551
Groupe Solmax, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 6/24/28 (a)(b)(c)	3,155,000	3,148,438
Herens U.S. Holdco Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 7/3/28 (a)(b)(c)	2,259,338	2,265,393
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.65% 7/1/26 (a)(b)(c)	1,857,250	1,857,250
ICP Group Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/29/27 (a)(b)(c)	1,870,600	1,868,262
INEOS U.S. Petrochem LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 1/20/26 (a)(b)(c)	8,758,050	8,758,050
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6315% 3/1/26 (a)(b)(c)	2,928,559	2,911,720
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/21/28 (b)(c)(d)	5,520,000	5,511,941
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.250% 3.375% 10/11/24 (a)(b)(c)	3,274,850	3,257,657
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/16/27 (a)(b)(c)	1,937,388	1,938,298
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8318% 10/1/25 (a)(b)(c)	14,394,129	14,289,772
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.84% 4/3/25 (a)(b)(c)	2,448,216	2,394,013
Valcour Packaging LLC:
2LN, term loan 1 month U.S. LIBOR + 7.000% 9/30/29 (b)(c)(d)(e)	430,000	430,000
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/30/28 (b)(c)(d)(e)	1,450,000	1,450,000
W.R. Grace Holding LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8/12/28 (b)(c)(d)	4,760,000	4,774,899

TOTAL CHEMICALS		83,316,862

Conglomerates - 0.0%
TGP Holdings III LLC Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.500% 6/29/28 (b)(c)(f)	208,482	208,353
Consumer Products - 2.4%
BCPE Empire Holdings, Inc.:
1LN, term loan:
1 month U.S. LIBOR + 4.000% 4.5% 6/11/26 (a)(b)(c)	2,635,294	2,625,412
3 month U.S. LIBOR + 4.000% 4.0841% 6/11/26 (a)(b)(c)	1,716,074	1,704,628
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 6/11/26 (b)(c)(f)	1,364,706	1,359,588
Bombardier Recreational Products, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0841% 5/23/27 (a)(b)(c)	1,382,980	1,370,450
Buzz Finco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 1/29/27 (a)(b)(c)	1,434,672	1,434,672
Buzz Merger Sub Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 1/29/27 (a)(b)(c)	985,000	982,538
CNT Holdings I Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/8/27 (a)(b)(c)	4,039,875	4,042,420
Conair Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/17/28 (a)(b)(c)	4,085,000	4,086,716
Diamond BC BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 9/14/28 (b)(c)(d)	4,145,000	4,147,860
Energizer Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 12/16/27 (a)(b)(c)	2,736,250	2,732,830
Gannett Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 2/9/26 (a)(b)(c)	1,293,831	1,299,498
Gloves Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 1/6/28 (a)(b)(c)	1,668,233	1,664,062
Hunter Fan Co. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 5/7/28 (a)(b)(c)	3,010,000	3,004,371
Knowlton Development Corp., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8368% 12/21/25 (a)(b)(c)	3,734,064	3,716,551
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 12/22/26 (a)(b)(c)	8,210,624	7,999,529
Mattress Firm, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9/21/28 (b)(c)(d)	3,560,000	3,553,343
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (a)(b)(c)	4,862,813	4,865,001
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 3/4/28 (a)(b)(c)	2,243,725	2,242,917
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.0838% 6/15/25 (a)(b)(c)	2,531,318	1,849,963
Sweetwater Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 8/5/28 (a)(b)(c)	4,000,000	3,980,000
TGP Holdings III LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 6/29/28 (a)(b)(c)	1,581,129	1,580,148
TKC Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.5% 5/3/28 (a)(b)(c)	2,354,583	2,345,753
Woof Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/21/27 (a)(b)(c)	2,313,375	2,314,832
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8% 12/21/28 (a)(b)(c)	605,000	609,919

TOTAL CONSUMER PRODUCTS		65,513,001

Containers - 2.7%
AOT Packaging Products AcquisitionCo LLC:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 3/3/28 (a)(b)(c)	5,370,522	5,337,655
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4208% 3/3/28 (a)(b)(c)(f)	1,209,983	1,202,578
Berlin Packaging, LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.750% 4.25% 3/11/28 (a)(b)(c)	9,170,000	9,156,612
3 month U.S. LIBOR + 3.250% 3.75% 3/11/28 (a)(b)(c)	587,054	581,770
Berry Global, Inc. Tranche Z 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8563% 7/1/26 (a)(b)(c)	4,302,210	4,275,321
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 4/3/24 (a)(b)(c)	1,436,250	1,405,500
Canister International Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8341% 12/21/26 (a)(b)(c)	1,231,250	1,230,228
Charter NEX U.S., Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 12/1/27 (a)(b)(c)	4,911,834	4,920,283
Flex Acquisition Co., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.000% 3.1449% 6/29/25 (a)(b)(c)	8,722,073	8,666,601
3 month U.S. LIBOR + 3.500% 4% 3/2/28 (a)(b)(c)	6,547,944	6,532,490
Graham Packaging Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/4/27 (a)(b)(c)	4,513,151	4,508,142
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.25% 2/12/26 (a)(b)(c)	2,159,150	2,163,209
Pixelle Specialty Solutions LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/31/24 (a)(b)(c)	1,226,326	1,223,517
Pregis TopCo Corp. 1LN, term loan:
1 month U.S. LIBOR + 4.000% 4.5% 8/1/26 (a)(b)(c)	500,000	500,000
3 month U.S. LIBOR + 4.000% 4.0841% 7/31/26 (a)(b)(c)	2,200,436	2,202,263
Proampac PG Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/18/25 (a)(b)(c)	1,303,450	1,305,079
Reynolds Consumer Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 1/30/27 (a)(b)(c)	5,300,376	5,284,157
Reynolds Group Holdings, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 4% 9/20/28 (a)(b)(c)	4,155,000	4,148,768
3 month U.S. LIBOR + 3.250% 3.3341% 2/5/26 (a)(b)(c)	3,101,563	3,078,301
Ring Container Technologies Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8/12/28 (b)(c)(d)	4,600,000	4,602,300
Trident Holdings, Inc.:
1LN, term loan 1 month U.S. LIBOR + 4.000% 7/29/28 (b)(c)(d)	2,189,441	2,191,718
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 7/29/28 (b)(c)(d)	310,559	310,882

TOTAL CONTAINERS		74,827,374

Diversified Financial Services - 2.2%
ACNR Holdings, Inc. term loan 17% 9/21/27 (a)(c)(e)	2,415,080	2,439,231
AlixPartners LLP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 2/4/28 (a)(b)(c)	3,999,900	3,987,660
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.5% 1/15/25 (a)(b)(c)	2,284,596	2,274,612
AVSC Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 3/1/25 (a)(b)(c)	2,976,256	2,646,635
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 10/15/26 (a)(b)(c)	2,970,595	2,736,126
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (a)(b)(c)	3,205,103	3,176,257
Finco I LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5841% 6/27/25 (a)(b)(c)	2,099,370	2,090,007
Fly Funding II SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.88% 8/9/25 (a)(b)(c)	2,801,982	2,763,455
Focus Financial Partners LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 6/24/28 (a)(b)(c)	3,018,996	3,008,430
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 2.500% 6/30/28 (b)(c)(f)	698,438	695,993
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0841% 7/3/24 (a)(b)(c)	2,089,356	2,072,809
Fort Dearborn Holding Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 10/19/23 (a)(b)(c)	259,631	259,416
GT Polaris, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 9/24/27 (a)(b)(c)	2,277,816	2,277,816
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3761% 3/1/25 (a)(b)(c)	4,464,470	4,433,799
Hightower Holding LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/21/28 (a)(b)(c)	4,196,000	4,190,755
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 1.500% 4/21/28 (b)(c)(f)	424,000	423,470
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 7/3/24 (a)(b)(c)	2,101,371	2,096,118
KREF Holdings X LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 9/1/27 (a)(b)(c)	2,635,088	2,635,088
Paysafe Holdings U.S. Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 6/10/28 (a)(b)(c)	1,840,388	1,818,763
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/29/24 (a)(b)(c)	1,312,477	1,304,825
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 2/11/27 (a)(b)(c)	5,974,780	5,952,375
TransUnion LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 11/16/26 (a)(b)(c)	5,385,172	5,348,984
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 4/29/26 (a)(b)(c)	3,573,471	3,563,537

TOTAL DIVERSIFIED FINANCIAL SERVICES		62,196,161

Diversified Media - 1.3%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6% 10/28/27 (a)(b)(c)	7,037,144	7,063,533
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6315% 2/10/27 (a)(b)(c)	11,550,285	11,532,267
Lamar Media Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.500% 1.5826% 1/30/27 (a)(b)(c)	1,750,000	1,734,145
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5841% 12/17/26 (a)(b)(c)	15,410,416	15,371,890

TOTAL DIVERSIFIED MEDIA		35,701,835

Energy - 4.1%
Apro LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 11/14/26 (a)(b)(c)	3,204,994	3,204,994
Array Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/14/27 (a)(b)(c)	5,865,047	5,846,748
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.8341% 11/3/25 (a)(b)(c)	4,899,082	4,841,518
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (a)(b)(c)	5,193,871	5,173,459
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.0835% 5/21/25 (a)(b)(c)	2,693,279	2,650,348
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/17/28 (a)(b)(c)(e)	1,900,238	1,900,238
ChampionX Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 6/3/27 (a)(b)(c)	2,398,750	2,434,731
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (a)(b)(c)	2,239,300	2,207,950
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (a)(b)(c)	5,740,795	5,736,031
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (a)(b)(c)	20,683,163	20,614,288
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3341% 3/30/25 (a)(b)(c)	1,513,824	1,466,896
EG America LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.1315% 2/6/25 (a)(b)(c)	4,937,463	4,918,158
3 month U.S. LIBOR + 4.250% 4.75% 3/10/26 (a)(b)(c)	1,335,565	1,334,230
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1315% 2/6/25 (a)(b)(c)	1,394,425	1,388,973
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1208% 3/1/26 (a)(b)(c)	3,950,100	2,955,978
Esdec Solar Group BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 8/27/28 (a)(b)(c)(e)	5,445,000	5,431,388
GIP II Blue Holding LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 9/22/28 (b)(c)(d)	5,415,000	5,404,874
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3341% 7/18/25 (a)(b)(c)	6,381,063	6,115,547
Granite Acquisition, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 3/25/28 (a)(b)(c)	5,236,875	5,230,329
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 8/25/23 (a)(b)(c)	3,191,333	3,062,339
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (a)(b)(c)	2,350,984	2,358,343
ITT Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 7/30/28 (a)(b)(c)	2,000,000	1,995,840
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0841% 5/22/26 (a)(b)(c)	2,495,476	2,492,357
Murphy U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.25% 1/29/28 (a)(b)(c)	3,037,388	3,037,388
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.625% 11/14/25 (a)(b)(c)	4,060,188	4,050,037
Rockwood Service Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0841% 1/23/27 (a)(b)(c)	4,241,053	4,243,725
Terra-Gen Finance Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 12/9/21 (a)(b)(c)	896,180	887,594
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 6/21/26 (a)(b)(c)	2,947,500	2,868,536

TOTAL ENERGY		113,852,837

Entertainment/Film - 0.3%
AP Core Holdings II LLC:
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.25% 9/1/27 (a)(b)(c)	2,800,000	2,810,500
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.25% 9/1/27 (a)(b)(c)	2,800,000	2,807,000
SMG U.S. Midco 2, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6156% 1/23/25 (a)(b)(c)	4,110,921	4,033,842

TOTAL ENTERTAINMENT/FILM		9,651,342

Environmental - 0.8%
Clean Harbors, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 9/21/28 (b)(c)(d)	4,000,000	3,998,320
Erm Emerald U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 7/12/26 (a)(b)(c)	3,397,850	3,361,323
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/21/28 (a)(b)(c)	9,690,000	9,673,818
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.625% 8/15/25 (a)(b)(c)	2,984,576	2,965,922
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.625% 4/1/28 (a)(b)(c)	1,206,975	1,199,057

TOTAL ENVIRONMENTAL		21,198,440

Food & Drug Retail - 1.0%
8th Avenue Food & Provisions, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 10/1/25 (a)(b)(c)	1,270,000	1,260,475
Froneri U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3341% 1/29/27 (a)(b)(c)	3,522,900	3,478,864
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8785% 10/22/25 (a)(b)(c)	1,541,044	1,537,838
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0841% 5/1/26 (a)(b)(c)	11,253,589	11,198,559
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/20/25 (a)(b)(c)	6,097,795	5,731,927
PetIQ, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.75% 4/7/28 (a)(b)(c)	3,426,413	3,400,714

TOTAL FOOD & DRUG RETAIL		26,608,377

Food/Beverage/Tobacco - 1.2%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.836% 10/1/26 (a)(b)(c)	410,000	405,388
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.836% 10/1/25 (a)(b)(c)	2,882,366	2,842,734
Atkins Nutritional Holdings II, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/7/24 (a)(b)(c)	2,026,715	2,030,343
BellRing Brands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/21/24 (a)(b)(c)	2,614,071	2,623,221
Chobani LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/23/27 (a)(b)(c)	4,821,300	4,828,194
Shearer's Foods, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/23/27 (a)(b)(c)	3,541,334	3,535,314
Triton Water Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/31/28 (a)(b)(c)	11,162,025	11,141,152
U.S. Foods, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0841% 9/13/26 (a)(b)(c)	2,807,620	2,768,313
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 6/27/23 (a)(b)(c)	2,410,472	2,395,407

TOTAL FOOD/BEVERAGE/TOBACCO		32,570,066

Gaming - 4.9%
Aristocrat International Pty Ltd.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/24 (a)(b)(c)	1,081,313	1,086,384
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8843% 10/19/24 (a)(b)(c)	3,435,371	3,411,048
Bally's Corp. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 8/6/28 (b)(c)(d)	12,000,000	11,991,720
3 month U.S. LIBOR + 8.000% 10.25% 5/10/26 (a)(b)(c)	3,051,375	3,188,687
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3219% 9/15/23 (a)(b)(c)	1,786,252	1,783,466
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 12/22/24 (a)(b)(c)	25,234,421	25,069,893
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 3.5833% 7/20/25 (a)(b)(c)	13,860,000	13,864,990
CCM Merger, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/4/25 (a)(b)(c)	1,670,327	1,670,327
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 9/21/28 (a)(b)(c)	1,745,500	1,743,318
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (a)(b)(c)	11,539,045	11,495,774
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (a)(b)(c)	20,167,818	20,061,533
GVC Holdings Gibraltar Ltd. Tranche B4 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 3/16/27 (a)(b)(c)	4,987,500	4,978,173
J&J Ventures Gaming LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/26/28 (a)(b)(c)	2,825,000	2,835,594
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5841% 5/29/26 (a)(b)(c)	3,471,506	3,456,752
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (a)(b)(c)	3,178,410	3,172,244
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 3/11/28 (a)(b)(c)	4,716,300	4,712,527
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 8/14/24 (a)(b)(c)	3,353,367	3,337,036
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3818% 7/10/25 (a)(b)(c)	10,146,741	10,108,691
Station Casinos LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.5% 2/7/27 (a)(b)(c)	8,010,665	7,929,277

TOTAL GAMING		135,897,434

Healthcare - 7.0%
AHP Health Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 8/23/28 (a)(b)(c)	3,115,000	3,122,788
Avantor Funding, Inc. Tranche B5 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.75% 11/6/27 (a)(b)(c)	3,303,400	3,307,529
Aveanna Healthcare LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 7/17/28 (a)(b)(c)	1,557,736	1,555,789
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 7/17/28 (b)(c)(d)	362,264	361,811
Curia Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8/30/26 (b)(c)(d)	2,305,000	2,305,715
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 12/13/26 (a)(b)(c)	6,928,265	6,952,099
DaVita HealthCare Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 8/12/26 (a)(b)(c)	2,984,810	2,966,155
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.836% 8/1/27 (a)(b)(c)	11,084,704	10,942,155
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (a)(b)(c)	17,117,827	17,142,819
HAH Group Holding Co. LLC:
1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/29/27 (a)(b)(c)	914,415	914,415
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/29/27 (a)(b)(c)	115,992	115,992
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.5% 3/15/28 (a)(b)(c)	2,855,650	2,849,025
Indigo Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (a)(b)(c)	4,075,642	4,088,643
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 5/4/28 (a)(b)(c)	7,675,763	7,688,581
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/5/28 (a)(b)(c)	9,236,850	9,247,288
Mamba Purchaser, Inc.:
2LN, term loan 1 month U.S. LIBOR + 6.500% 9/29/29 (b)(c)(d)	600,000	600,000
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/29/28 (b)(c)(d)	2,765,000	2,763,286
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/27 (a)(b)(c)	4,256,553	4,267,194
MED ParentCo LP:
1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3341% 8/31/26 (a)(b)(c)	3,470,245	3,459,938
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3341% 8/30/27 (a)(b)(c)	1,310,000	1,304,537
Milk Specialties Co. 1LN, term loan 1 month U.S. LIBOR + 4.000% 5% 8/15/25 (a)(b)(c)	2,329,163	2,326,973
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 9/30/28 (b)(c)(d)	23,215,000	23,164,159
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/2/28 (a)(b)(c)	9,057,300	9,071,882
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0833% 6/30/25 (a)(b)(c)	1,623,446	1,621,417
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 11/30/27 (a)(b)(c)	2,701,425	2,703,127
Pathway Vet Alliance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8341% 3/31/27 (a)(b)(c)	5,872,415	5,856,501
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8/10/28 (b)(c)(d)	14,810,000	14,812,370
Pluto Acquisition I, Inc. term loan 1 month U.S. LIBOR + 4.000% 4.1208% 6/20/26 (a)(b)(c)	3,393,495	3,387,828
PPD, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.5% 1/13/28 (a)(b)(c)	5,661,550	5,649,774
Radiology Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3337% 7/9/25 (a)(b)(c)	5,490,000	5,483,138
RadNet Management, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 4/23/28 (a)(b)(c)	1,556,100	1,552,863
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8341% 11/16/25 (a)(b)(c)	2,854,989	2,849,650
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 8/31/26 (a)(b)(c)	544,451	544,979
U.S. Anesthesia Partners, Inc.:
2LN, term loan 1 month U.S. LIBOR + 7.500% 9/22/29 (b)(c)(d)	775,000	776,938
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9/22/28 (b)(c)(d)	6,200,000	6,206,758
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 6/23/24 (a)(b)(c)	5,504,269	5,502,563
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.25% 12/15/27 (a)(b)(c)	1,989,963	1,997,106
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.0841% 6/13/26 (a)(b)(c)	7,590,032	7,573,410
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.3341% 11/20/26 (a)(b)(c)	2,182,655	2,181,301
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 11/27/25 (a)(b)(c)	4,309,799	4,296,869
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.0841% 6/1/25 (a)(b)(c)	1,417,942	1,415,815

TOTAL HEALTHCARE		194,931,180

Homebuilders/Real Estate - 0.8%
Baldwin Risk Partners LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 10/14/27 (a)(b)(c)	798,000	795,510
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 8/21/25 (a)(b)(c)	10,553,505	10,450,609
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (a)(b)(c)	1,250,000	1,350,000
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	4,512,428	3,712,103
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	254,508	209,369
RE/MAX LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/21/28 (a)(b)(c)	1,321,688	1,316,731
Ryan Specialty Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 9/1/27 (a)(b)(c)	4,573,800	4,569,226

TOTAL HOMEBUILDERS/REAL ESTATE		22,403,548

Hotels - 1.8%
Aimbridge Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 2/1/26 (a)(b)(c)	1,222,681	1,211,982
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8341% 2/1/26 (a)(b)(c)	3,199,651	3,142,313
ASP LS Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 4/30/28 (a)(b)(c)	1,550,000	1,551,287
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 9/9/26 (a)(b)(c)	3,010,000	3,017,525
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.0868% 11/30/23 (a)(b)(c)	6,746,084	6,720,786
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 8/2/28 (a)(b)(c)	12,629,810	12,658,227
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.836% 6/21/26 (a)(b)(c)	2,792,849	2,768,216
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 8/31/25 (a)(b)(c)	3,381,280	3,317,881
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.250% 9% 6/23/26 (a)(b)(c)	2,080,000	2,184,000
Raptor Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.75% 11/1/26 (a)(b)(c)	3,300,000	3,309,075
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 2.500% 9.75% 2/28/25 (a)(b)(c)	3,502,139	3,629,722
3 month U.S. LIBOR + 6.250% 6.8815% 5/29/26 (a)(b)(c)	4,612,330	3,953,136
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 5/30/25 (a)(b)(c)	3,646,111	3,619,348

TOTAL HOTELS		51,083,498

Insurance - 4.8%
Acrisure LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6315% 2/13/27 (a)(b)(c)	14,056,480	13,912,963
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 2/15/27 (a)(b)(c)	840,000	836,153
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 5/10/25 (a)(b)(c)	6,133,192	6,087,193
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 5/9/25 (a)(b)(c)	977,500	969,504
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (a)(b)(c)	2,007,537	2,008,099
AmeriLife Holdings LLC:
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.0841% 3/18/27 (a)(b)(c)	5,130,547	5,114,540
3 month U.S. LIBOR + 4.000% 4.75% 3/18/27 (a)(b)(c)(e)	808,888	806,865
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 3/18/28 (a)(b)(c)(e)	655,000	655,000
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3% 2/19/28 (a)(b)(c)	6,292,235	6,252,153
AssuredPartners, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 4% 2/13/27 (a)(b)(c)	194,513	194,172
3 month U.S. LIBOR + 3.500% 3.5841% 2/13/27 (a)(b)(c)	6,107,596	6,066,858
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.2091% 11/3/23 (a)(b)(c)	3,076,493	3,057,265
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 3.0841% 11/3/24 (a)(b)(c)	6,772,500	6,696,309
Tranche B3 2LN, term loan 3 month U.S. LIBOR + 5.250% 5.3341% 1/31/28 (a)(b)(c)	10,975,000	10,936,149
Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 5.3341% 1/20/29 (a)(b)(c)	19,820,000	19,715,945
Tranche B8 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 12/23/26 (a)(b)(c)	9,341,695	9,198,207
Tranche B9 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 7/31/27 (a)(b)(c)	8,050,393	7,927,625
HUB International Ltd.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 4/25/25 (a)(b)(c)	4,342,982	4,342,982
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8753% 4/25/25 (a)(b)(c)	17,136,790	16,963,709
USI, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3815% 12/2/26 (a)(b)(c)	1,486,201	1,475,515
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1315% 5/16/24 (a)(b)(c)	8,775,467	8,711,231

TOTAL INSURANCE		131,928,437

Leisure - 3.0%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (a)(b)(c)	6,403,815	6,379,801
Callaway Golf Co. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 4.586% 1/4/26 (a)(b)(c)	2,722,125	2,734,592
Carnival Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 6/30/25 (a)(b)(c)	4,925,362	4,893,052
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (a)(b)(c)	11,725,000	11,666,375
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 8.250% 9.25% 5/23/24 (a)(b)(c)	731,517	780,895
3 month U.S. LIBOR + 2.500% 3.5% 2/28/25 (a)(b)(c)	5,716,366	4,698,510
3 month U.S. LIBOR + 2.750% 3.75% 9/30/26 (a)(b)(c)	2,333,382	1,901,706
15.25% 5/23/24 (c)	1,141,860	1,407,822
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.5% 2/1/24 (a)(b)(c)	14,394,747	14,340,767
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 9/8/24 (a)(b)(c)	1,000,000	869,170
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4% 3/8/24 (a)(b)(c)	4,450,105	4,113,321
Hayward Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 5/28/28 (a)(b)(c)	2,783,025	2,774,342
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 8/18/28 (a)(b)(c)	1,835,000	1,831,569
MajorDrive Holdings IV LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 5/12/28 (a)(b)(c)	3,880,275	3,886,328
Rising Tide Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 6/1/28 (a)(b)(c)	3,241,875	3,256,723
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 8/13/28 (a)(b)(c)	6,650,000	6,620,940
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 7/6/24 (a)(b)(c)	3,044,406	3,039,170
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.5841% 12/21/25 (a)(b)(c)	4,175,572	4,099,368
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1315% 12/30/26 (a)(b)(c)	2,729,873	2,666,185
2LN, term loan 3 month U.S. LIBOR + 8.500% 8.6315% 12/30/27 (a)(b)(c)(e)	750,000	697,500
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 12/30/26 (a)(b)(c)(e)	950,400	950,400

TOTAL LEISURE		83,608,536

Metals/Mining - 0.1%
American Rock Salt Co. LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.75% 6/4/28 (a)(b)(c)	3,491,250	3,505,215
Paper - 0.2%
Ahlstrom-Munksjo OYJ 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/4/28 (a)(b)(c)	2,568,563	2,571,773
Neenah, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 4/6/28 (a)(b)(c)	1,717,034	1,721,327

TOTAL PAPER		4,293,100

Publishing/Printing - 0.8%
Cengage Learning, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.75% 7/14/26 (a)(b)(c)	5,555,000	5,587,219
Harland Clarke Holdings Corp. 1LN, term loan 1 month U.S. LIBOR + 7.750% 8.75% 8/31/26 (a)(b)(c)	3,096,159	2,896,859
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 3/13/25 (a)(b)(c)	2,276,781	2,241,218
3 month U.S. LIBOR + 8.500% 9.5% 3/13/25 (a)(b)(c)	2,404,563	2,404,563
Proquest LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 10/17/26 (a)(b)(c)	1,056,494	1,055,269
Recorded Books, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0831% 8/29/25 (a)(b)(c)	2,288,077	2,288,786
RLG Holdings LLC:
2LN, term loan 1 month U.S. LIBOR + 7.500% 8.25% 7/2/29 (a)(b)(c)	590,000	583,363
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/8/28 (a)(b)(c)	1,887,222	1,888,411
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.1313% 7/8/28 (a)(b)(c)(f)	477,778	478,079
Scripps (E.W.) Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 1/7/28 (a)(b)(c)	2,602,500	2,606,117

TOTAL PUBLISHING/PRINTING		22,029,884

Railroad - 0.7%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/6/28 (a)(b)(c)	3,980,000	3,989,950
First Student Bidco, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (a)(b)(c)	3,695,784	3,673,610
Tranche C 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (a)(b)(c)	1,364,216	1,356,030
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1315% 12/30/26 (a)(b)(c)	3,634,650	3,610,698
Worldwide Express, Inc.:
1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/22/28 (a)(b)(c)	6,675,000	6,693,557
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 7.75% 7/22/29 (a)(b)(c)	1,295,000	1,280,431

TOTAL RAILROAD		20,604,276

Restaurants - 0.8%
Burger King Worldwide, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8368% 11/19/26 (a)(b)(c)	2,936,363	2,898,426
KFC Holding Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8362% 3/15/28 (a)(b)(c)	1,679,062	1,676,964
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.3341% 3/1/26 (a)(b)(c)	3,534,375	3,479,592
Sovos Brands Intermediate, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.5% 6/8/28 (a)(b)(c)	1,193,102	1,193,102
Whatabrands LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 7/21/28 (a)(b)(c)	13,050,000	13,030,686

TOTAL RESTAURANTS		22,278,770

Services - 9.0%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4% 9/27/24 (a)(b)(c)	2,847,127	2,841,347
3 month U.S. LIBOR + 5.250% 6.25% 9/29/24 (a)(b)(c)	930,600	930,600
Adtalem Global Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 8/12/28 (a)(b)(c)	7,160,000	7,163,580
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 9/7/28 (a)(b)(c)(e)	3,630,000	3,625,463
All-Star Bidco AB Tranche B1 1LN, term loan 1 month U.S. LIBOR + 3.500% 7/21/28 (b)(c)(d)	4,450,000	4,437,006
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/14/28 (a)(b)(c)	3,950,000	3,951,778
APX Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/9/28 (a)(b)(c)	5,560,000	5,540,874
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 3/11/25 (a)(b)(c)	5,211,300	5,091,857
Tranche B-4 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 1/15/27 (a)(b)(c)	1,282,188	1,250,453
Ascend Learning LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/12/24 (a)(b)(c)	2,781,900	2,783,291
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/12/24 (a)(b)(c)	4,608,253	4,604,152
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (a)(b)(c)	12,216,603	12,099,935
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8341% 2/7/26 (a)(b)(c)	8,077,261	8,040,267
CHG Healthcare Services, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.500% 9/30/28 (b)(c)(d)	2,705,000	2,707,894
Conservice Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3815% 5/13/27 (a)(b)(c)	2,222,550	2,223,950
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (a)(b)(c)	2,203,094	2,179,697
CoreLogic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 6/2/28 (a)(b)(c)	10,285,000	10,272,144
Creative Artists Agency LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8341% 11/26/26 (a)(b)(c)	1,965,000	1,953,642
Division Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 5/21/28 (a)(b)(c)	3,000,000	3,011,250
EAB Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 8/16/28 (a)(b)(c)	3,430,000	3,410,278
EmployBridge LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/19/28 (a)(b)(c)	5,570,000	5,531,010
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8785% 8/1/26 (a)(b)(c)	4,183,608	4,190,343
Filtration Group Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/29/25 (a)(b)(c)	990,000	991,485
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.0841% 3/29/25 (a)(b)(c)	2,226,714	2,214,200
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (a)(b)(c)	4,950,000	4,973,067
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (a)(b)(c)	11,591,235	11,490,971
Flexera Software LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/3/28 (a)(b)(c)	1,860,938	1,861,514
Franchise Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 3/10/26 (a)(b)(c)	4,741,813	4,759,594
Gateway Merger Sub 2021, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 6% 6/25/28 (a)(b)(c)(e)	1,885,000	1,889,713
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 7/30/26 (a)(b)(c)	5,814,041	5,815,844
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/1/27 (a)(b)(c)	4,363,075	4,376,339
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.9166% 3/26/28 (a)(b)(c)	10,349,063	10,360,757
KNS Acquisitions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7% 4/21/27 (a)(b)(c)	1,845,000	1,834,631
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (a)(b)(c)	1,000,000	999,500
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (a)(b)(c)	8,893,573	8,802,147
Lakeshore Intermediate LLC 1LN, term loan 1 month U.S. LIBOR + 3.500% 9/29/28 (b)(c)(d)(e)	1,840,000	1,835,400
Life Time, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 12/15/24 (a)(b)(c)	5,686,425	5,725,548
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.5841% 1/23/27 (a)(b)(c)	4,691,339	4,679,610
3 month U.S. LIBOR + 4.750% 5.5% 2/3/27 (a)(b)(c)	497,500	500,361
Tranche B 2LN, term loan 1 month U.S. LIBOR + 8.750% 1/31/28 (b)(c)(d)	4,060,000	4,060,000
McKissock LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 6/23/28 (a)(b)(c)(e)	2,768,063	2,723,081
Nielsen Holdings PLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0841% 3/5/28 (a)(b)(c)	2,298,450	2,302,564
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 8/4/28 (b)(c)(d)	12,650,000	12,604,840
PowerTeam Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.5% 3/6/25 (a)(b)(c)	2,768,063	2,752,506
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (a)(b)(c)	4,728,642	4,734,553
Sabre GLBL, Inc.:
Tranche B-1 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (a)(b)(c)	561,417	558,083
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (a)(b)(c)	894,933	889,617
Signal Parent, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 4/1/28 (a)(b)(c)	6,774,847	6,690,161
Sitel Worldwide Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 8/27/28 (a)(b)(c)	3,460,000	3,464,325
Sotheby's Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 1/15/27 (a)(b)(c)	3,994,810	4,004,797
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (a)(b)(c)	15,592,500	15,629,766
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8815% 8/29/25 (a)(b)(c)	3,558,750	3,294,086
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.75% 3/23/24 (a)(b)(c)	1,829,091	1,687,538
Uber Technologies, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.5841% 4/4/25 (a)(b)(c)	5,953,846	5,952,179
3 month U.S. LIBOR + 3.500% 3.5841% 2/25/27 (a)(b)(c)	5,937,661	5,932,733

TOTAL SERVICES		248,232,321

Steel - 0.4%
Atkore International, Inc. Tranche B1LN, term loan 1 month U.S. LIBOR + 2.000% 2.5% 5/26/28 (a)(b)(c)	2,079,475	2,071,032
Hyperion Materials & Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5% 7/29/28 (a)(b)(c)	2,000,000	2,002,500
JMC Steel Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0833% 1/24/27 (a)(b)(c)	2,912,324	2,878,948
Tiger Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/1/28 (a)(b)(c)	3,500,000	3,485,790

TOTAL STEEL		10,438,270

Super Retail - 3.5%
Academy Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 4.5% 11/6/27 (a)(b)(c)	3,328,275	3,331,603
Ambience Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 7/24/28 (a)(b)(c)	4,111,255	4,116,395
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 3/5/28 (a)(b)(c)	52,808,836	52,967,237
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0826% 2/3/24 (a)(b)(c)	2,743,975	2,744,716
Empire Today LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 4/1/28 (a)(b)(c)	4,693,238	4,658,038
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 10/19/27 (a)(b)(c)	9,683,750	9,673,485
LBM Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (a)(b)(c)	3,583,655	3,547,818
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5841% 11/8/24 (a)(b)(c)	8,390,996	8,309,184
Rent-A-Center, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 2/17/28 (a)(b)(c)	3,741,700	3,751,054
WW International, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 4/13/28 (a)(b)(c)	4,473,788	4,465,422

TOTAL SUPER RETAIL		97,564,952

Technology - 14.4%
A&V Holdings Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.370% 6.375% 3/10/27 (a)(b)(c)	2,459,817	2,447,518
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (a)(b)(c)	3,631,771	3,641,504
Alliance Laundry Systems LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/8/27 (a)(b)(c)	1,645,809	1,647,274
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8815% 8/10/25 (a)(b)(c)	8,567,670	7,207,553
Applied Systems, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.75% 9/19/24 (a)(b)(c)	2,000,000	1,999,260
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3341% 4/23/26 (a)(b)(c)	5,850,584	5,814,018
Arches Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 12/4/27 (a)(b)(c)	6,799,922	6,761,706
athenahealth, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3771% 2/11/26 (a)(b)(c)	13,755,731	13,783,243
Boxer Parent Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8815% 10/2/25 (a)(b)(c)	4,782,231	4,753,346
Camelot Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 10/31/26 (a)(b)(c)	7,940,000	7,957,389
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.0841% 10/31/26 (a)(b)(c)	5,601,800	5,585,443
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5719% 4/30/25 (a)(b)(c)	6,297,670	6,206,354
Cloudera, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 12/22/27 (a)(b)(c)	2,487,500	2,484,391
CMC Materials, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.125% 11/15/25 (a)(b)(c)	2,402,501	2,396,495
CMI Marketing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 3/23/28 (a)(b)(c)	1,850,000	1,856,938
Cologix Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/30/28 (a)(b)(c)	3,865,313	3,866,511
CommerceHub, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/29/27 (a)(b)(c)	2,203,350	2,204,275
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 12/29/28 (a)(b)(c)	605,000	616,344
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 4/4/26 (a)(b)(c)	9,053,073	8,998,393
ConnectWise LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 9/24/28 (b)(c)(d)	6,395,000	6,379,013
Constant Contact, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/10/28 (a)(b)(c)	2,055,941	2,050,801
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8341% 11/29/24 (a)(b)(c)	3,443,295	3,427,697
DCert Buyer, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0841% 10/16/26 (a)(b)(c)	8,709,721	8,707,282
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.0841% 2/19/29 (a)(b)(c)	3,925,000	3,953,613
Dell International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2% 9/19/25 (a)(b)(c)	2,754,232	2,752,882
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 3/31/29 (a)(b)(c)	630,000	633,150
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/31/28 (a)(b)(c)	2,296,992	2,304,779
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.4425% 3/31/28 (a)(b)(c)(f)	481,138	482,769
Dynatrace LLC 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3341% 8/23/25 (a)(b)(c)	2,143,581	2,133,314
Emerald TopCo, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6284% 7/22/26 (a)(b)(c)	2,450,000	2,433,169
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 7/25/26 (a)(b)(c)	213,926	214,194
Epicor Software Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 7/31/27 (a)(b)(c)	5,418,617	5,416,178
EPV Merger Sub, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 3/8/25 (a)(b)(c)	1,291,645	1,266,135
EXC Holdings III Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/2/24 (a)(b)(c)	2,707,486	2,714,254
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0841% 8/10/27 (a)(b)(c)	3,826,563	3,802,646
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 2/15/24 (a)(b)(c)	4,497,182	4,468,535
Grab Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 1/29/26 (a)(b)(c)	3,144,200	3,170,391
Helios Software Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9166% 3/11/28 (a)(b)(c)	2,000,000	1,997,000
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 8/19/28 (a)(b)(c)	5,190,000	5,209,463
Hyland Software, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.250% 7% 7/10/25 (a)(b)(c)	602,800	608,075
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 7/1/24 (a)(b)(c)	4,449,382	4,451,696
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (a)(b)(c)	16,358,145	16,410,328
Imprivata, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 12/1/27 (a)(b)(c)	3,348,175	3,347,472
Liftoff Mobile, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/30/28 (a)(b)(c)(d)	4,340,000	4,323,725
MA FinanceCo. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/5/25 (a)(b)(c)	1,706,250	1,715,310
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 6/21/24 (a)(b)(c)	2,879,286	2,846,894
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8368% 9/29/24 (a)(b)(c)	5,923,527	5,924,297
MH Sub I LLC:
1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/15/24 (a)(b)(c)	1,465,163	1,468,372
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.250% 6.336% 2/23/29 (a)(b)(c)	565,000	572,944
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.5841% 9/15/24 (a)(b)(c)	4,913,593	4,896,838
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 7.09% 9/4/26 (a)(b)(c)	415,000	403,243
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.34% 9/5/25 (a)(b)(c)	1,586,032	1,570,568
Osmosis Debt Merger Sub, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 7/30/28 (a)(b)(c)	2,906,667	2,914,660
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 7/30/28 (b)(c)(d)	363,333	364,333
Park Place Technologies LLC 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 11/10/27 (a)(b)(c)	6,314,123	6,297,012
Peraton Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 2/1/28 (a)(b)(c)	28,885,835	28,890,457
PointClickCare Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 12/29/27 (a)(b)(c)	1,631,800	1,629,760
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/2/28 (a)(b)(c)	10,005,000	10,023,809
Project Boost Purchaser LLC:
1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5841% 5/30/26 (a)(b)(c)	4,225,392	4,202,279
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/30/26 (a)(b)(c)	2,034,900	2,033,801
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/9/28 (a)(b)(c)	10,050,000	9,994,725
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 2/15/28 (a)(b)(c)	8,231,742	8,169,099
RealPage, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 4/22/28 (a)(b)(c)	10,770,000	10,732,951
Renaissance Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3341% 5/31/25 (a)(b)(c)	4,848,368	4,804,199
Seattle Spinco, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 6/21/24 (a)(b)(c)	18,229,540	18,024,457
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3374% 8/1/25 (a)(b)(c)	3,398,888	3,379,072
Sophia LP 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/7/27 (a)(b)(c)	5,309,875	5,327,557
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 4/16/25 (a)(b)(c)	3,835,083	3,793,395
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 4/16/25 (a)(b)(c)	2,904,087	2,872,519
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 4/16/25 (a)(b)(c)	5,896,112	5,839,627
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 2.8341% 1/31/27 (a)(b)(c)	2,274,231	2,271,388
Taboola.com Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 9/1/28 (a)(b)(c)	2,000,000	1,985,000
Tempo Acquisition LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 8/31/28 (a)(b)(c)	5,330,000	5,334,424
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 5/1/24 (a)(b)(c)	717,808	717,133
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.586% 9/28/24 (a)(b)(c)	2,662,361	2,663,480
UKG, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8341% 5/4/26 (a)(b)(c)	6,232,800	6,241,651
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (a)(b)(c)	4,015,000	4,078,557
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (a)(b)(c)	9,887,818	9,900,969
Verscend Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0841% 8/27/25 (a)(b)(c)	6,627,142	6,632,643
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0818% 3/1/26 (a)(b)(c)	4,682,829	4,674,447
Virgin Pulse, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/6/28 (a)(b)(c)	1,885,000	1,880,288
VM Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4166% 3/19/28 (a)(b)(c)	5,030,039	5,018,520
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0841% 2/28/27 (a)(b)(c)	3,594,500	3,590,007
Weber-Stephen Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 10/30/27 (a)(b)(c)	2,437,014	2,441,278
WEX, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3341% 4/1/28 (a)(b)(c)	1,795,975	1,787,498
Xperi Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 3.5841% 6/8/28 (a)(b)(c)	3,738,974	3,728,467
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.586% 9/30/26 (a)(b)(c)	3,609,392	3,592,969

TOTAL TECHNOLOGY		398,117,413

Telecommunications - 5.5%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 2.8761% 7/15/25 (a)(b)(c)	4,292,093	4,219,685
3 month U.S. LIBOR + 2.750% 2.9004% 1/31/26 (a)(b)(c)	3,122,586	3,065,599
Altice France SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 2.8785% 7/31/25 (a)(b)(c)	6,069,927	5,966,253
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8136% 1/31/26 (a)(b)(c)	1,492,057	1,478,255
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.1248% 8/14/26 (a)(b)(c)	5,835,000	5,810,668
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/22/24 (a)(b)(c)	2,086,871	2,089,479
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 11/30/27 (a)(b)(c)	1,521,370	1,522,511
Connect Finco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/12/26 (a)(b)(c)	3,867,713	3,869,106
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/2/27 (a)(b)(c)	1,902,823	1,903,717
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 4/20/27 (a)(b)(c)	1,438,459	1,446,845
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.34% 12/22/23 (a)(b)(c)	2,640,811	2,634,764
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/8/27 (a)(b)(c)	11,778,369	11,752,574
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 0.000% 2.88% 5/31/25 (a)(b)(c)(g)	4,087,166	3,449,405
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (a)(b)(c)	19,970,000	20,191,068
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (a)(b)(c)	4,000,000	4,057,520
Tranche B-5, term loan 8.625% 1/2/24 (c)	6,205,000	6,292,925
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.3917% 7/13/22 (a)(b)(c)(f)	12,612,912	12,686,445
Iridium Satellite LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 11/4/26 (a)(b)(c)	2,642,485	2,643,436
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 3/1/27 (a)(b)(c)	4,568,653	4,510,723
Lumen Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3341% 3/15/27 (a)(b)(c)	1,585,789	1,567,061
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8326% 4/30/27 (a)(b)(c)	9,841,689	9,826,926
Radiate Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/10/26 (a)(b)(c)	8,495,800	8,483,566
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.84% 4/11/25 (a)(b)(c)	3,363,980	3,330,340
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (a)(b)(c)	4,436,388	4,215,944
3 month U.S. LIBOR + 8.250% 9.25% 11/1/25 (a)(b)(c)	7,055,000	6,453,561
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 9/21/27 (a)(b)(c)	3,722,638	3,733,806
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0841% 3/9/27 (a)(b)(c)	15,838,135	15,690,365

TOTAL TELECOMMUNICATIONS		152,892,547

Textiles/Apparel - 0.6%
Birkenstock GmbH & Co. KG Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 4/26/28 (a)(b)(c)	5,645,850	5,634,107
Canada Goose, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/7/27 (a)(b)(c)	1,771,635	1,773,849
Jo-Ann Stores LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/7/28 (a)(b)(c)	2,030,000	1,971,130
Samsonite IP Holdings SARL Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 4/25/25 (a)(b)(c)	1,042,932	1,033,973
Tory Burch LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 4/14/28 (a)(b)(c)	2,942,625	2,946,303
Victoria's Secret & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/30/28 (a)(b)(c)	2,260,000	2,251,525

TOTAL TEXTILES/APPAREL		15,610,887

Transportation Ex Air/Rail - 0.1%
XPO Logistics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 1.8333% 2/23/25 (a)(b)(c)	2,000,000	1,988,760
Utilities - 2.2%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 8/1/25 (a)(b)(c)	15,552,994	15,438,057
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.5% 12/15/27 (a)(b)(c)	2,500,000	2,496,875
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (a)(b)(c)	1,833,857	1,799,930
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (a)(b)(c)	3,890,880	3,540,701
Herman Miller, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.0625% 6/29/28 (a)(b)(c)	2,425,000	2,424,564
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5% 2/15/24 (a)(b)(c)	4,699,599	3,959,412
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 12/3/25 (a)(b)(c)	967,899	921,923
Osmose Utilities Services, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/17/28 (a)(b)(c)	3,835,000	3,818,241
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (a)(b)(c)	8,816,410	8,659,390
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.09% 1/21/28 (a)(b)(c)	2,598,630	2,596,863
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8325% 3/2/27 (a)(b)(c)	9,673,228	9,608,707
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8341% 12/31/25 (a)(b)(c)	7,103,910	7,046,510

TOTAL UTILITIES		62,311,173

TOTAL BANK LOAN OBLIGATIONS
(Cost $2,550,503,607)		2,551,085,068

Nonconvertible Bonds - 1.9%
Aerospace - 0.2%
Bombardier, Inc. 7.125% 6/15/26 (h)	310,000	326,275
TransDigm, Inc.:
6.25% 3/15/26 (h)	4,000,000	4,170,000
8% 12/15/25 (h)	385,000	410,506

TOTAL AEROSPACE		4,906,781

Air Transportation - 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (h)	1,105,000	1,161,631
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (h)	815,000	872,050

TOTAL AIR TRANSPORTATION		2,033,681

Broadcasting - 0.1%
Univision Communications, Inc.:
6.625% 6/1/27 (h)	1,205,000	1,308,931
9.5% 5/1/25 (h)	1,210,000	1,312,850

TOTAL BROADCASTING		2,621,781

Building Materials - 0.0%
SRS Distribution, Inc. 4.625% 7/1/28 (h)	160,000	163,232
Cable/Satellite TV - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3 month U.S. LIBOR + 1.650% 1.7758% 2/1/24 (a)(b)	1,750,000	1,799,500
Chemicals - 0.0%
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 3.866% 6/15/22 (a)(b)(h)	1,596,000	1,594,040
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (h)	40,000	39,941

TOTAL CHEMICALS		1,633,981

Containers - 0.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (h)	2,945,000	3,055,231
Berry Global, Inc. 4.875% 7/15/26 (h)	500,000	525,025
Trivium Packaging Finance BV 5.5% 8/15/26 (h)	1,085,000	1,136,331

TOTAL CONTAINERS		4,716,587

Energy - 0.1%
Citgo Petroleum Corp. 7% 6/15/25 (h)	1,050,000	1,073,625
New Fortress Energy, Inc. 6.75% 9/15/25 (h)	535,000	514,938
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (h)	1,135,000	1,069,738
Transocean Poseidon Ltd. 6.875% 2/1/27 (h)	1,140,000	1,134,220

TOTAL ENERGY		3,792,521

Gaming - 0.2%
Golden Entertainment, Inc. 7.625% 4/15/26 (h)	1,065,000	1,123,575
Scientific Games Corp. 5% 10/15/25 (h)	2,060,000	2,119,225
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (h)	1,367,000	1,367,000
VICI Properties, Inc.:
3.5% 2/15/25 (h)	240,000	244,800
4.25% 12/1/26 (h)	345,000	360,294
4.625% 12/1/29 (h)	200,000	215,000

TOTAL GAMING		5,429,894

Healthcare - 0.1%
Bausch Health Companies, Inc. 5.5% 11/1/25 (h)	2,515,000	2,552,725
HCRX Investments Holdco LP 4.5% 8/1/29 (h)	115,000	115,575
Tenet Healthcare Corp. 4.625% 7/15/24	1,028,000	1,043,420

TOTAL HEALTHCARE		3,711,720

Hotels - 0.1%
Marriott Ownership Resorts, Inc. 6.125% 9/15/25 (h)	1,865,000	1,969,906
Leisure - 0.1%
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (h)	275,000	298,872
10.875% 6/1/23 (h)	1,335,000	1,495,200

TOTAL LEISURE		1,794,072

Paper - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (h)	895,000	892,763
Restaurants - 0.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5.75% 4/15/25 (h)	160,000	167,976
Services - 0.0%
Adtalem Global Education, Inc. 5.5% 3/1/28 (h)	1,130,000	1,140,603
Sotheby's 7.375% 10/15/27 (h)	200,000	211,500

TOTAL SERVICES		1,352,103

Super Retail - 0.1%
EG Global Finance PLC:
6.75% 2/7/25 (h)	1,000,000	1,022,500
8.5% 10/30/25 (h)	1,905,000	1,983,581

TOTAL SUPER RETAIL		3,006,081

Technology - 0.1%
CommScope, Inc. 6% 3/1/26 (h)	1,100,000	1,142,163
SSL Robotics LLC 9.75% 12/31/23 (h)	710,000	769,463

TOTAL TECHNOLOGY		1,911,626

Telecommunications - 0.3%
Altice Financing SA 5.75% 8/15/29 (h)	6,000,000	5,832,900
Altice France SA:
5.125% 1/15/29 (h)	165,000	161,700
7.375% 5/1/26 (h)	1,335,000	1,385,343
Frontier Communications Holdings LLC 5% 5/1/28 (h)	1,160,000	1,218,000
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (h)	205,000	211,140
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (h)(i)	195,000	196,950

TOTAL TELECOMMUNICATIONS		9,006,033

Transportation Ex Air/Rail - 0.1%
Avolon Holdings Funding Ltd. 5.125% 10/1/23 (h)	2,255,000	2,422,829
TOTAL NONCONVERTIBLE BONDS
(Cost $51,677,149)		53,333,067
	Shares	Value

Common Stocks - 1.4%
Capital Goods - 0.2%
TNT Crane & Rigging LLC (e)(j)	170,494	4,141,299
TNT Crane & Rigging LLC warrants 10/31/25 (e)(j)	9,492	31,324

TOTAL CAPITAL GOODS		4,172,623

Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (e)(j)	15,697	549,395
Energy - 1.0%
California Resources Corp. (j)	289,671	11,876,511
California Resources Corp. warrants 10/27/24 (j)	7,511	90,132
Chesapeake Energy Corp.	167,441	10,312,691
Chesapeake Energy Corp. (k)	928	57,156
Denbury, Inc. (j)	65,094	4,572,854
EP Energy Corp. (e)(j)	15,785	1,416,704

TOTAL ENERGY		28,326,048

Entertainment/Film - 0.0%
Cineworld Group PLC warrants 11/23/25 (j)	341,212	183,808
Publishing/Printing - 0.0%
Cenveo Corp. (e)(j)	4,167	121,510
Restaurants - 0.1%
CEC Entertainment, Inc. (e)(j)	105,486	1,898,748
Super Retail - 0.0%
David's Bridal, Inc. rights (e)(j)	1,346	0
Utilities - 0.1%
TexGen Power LLC (e)(j)	85,051	3,086,501
TOTAL COMMON STOCKS
(Cost $19,497,023)		38,338,633

Nonconvertible Preferred Stocks - 0.0%
Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (e)(j)
(Cost $1,123,250)	8,986	1,617,480
	Principal Amount	Value

Preferred Securities - 0.1%
Banks & Thrifts - 0.1%
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.4649% (a)(b)(l)	855,000	865,612
3 month U.S. LIBOR + 3.470% 3.5985% (a)(b)(l)	860,000	870,122
TOTAL PREFERRED SECURITIES
(Cost $1,575,045)		1,735,734
	Shares	Value

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (e)(j)
(Cost $45,406)	45,954	30,789

Money Market Funds - 12.7%
Fidelity Cash Central Fund 0.06% (m)
(Cost $351,286,710)	351,222,621	351,292,865
TOTAL INVESTMENT IN SECURITIES - 108.1%
(Cost $2,975,708,190)		2,997,433,636
NET OTHER ASSETS (LIABILITIES) - (8.1)%		(223,525,558)
NET ASSETS - 100%		$2,773,908,078

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Level 3 security

 (f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $5,942,479 and $5,941,954, respectively.

 (g) Non-income producing - Security is in default.

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,490,147 or 1.8% of net assets.

 (i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (j) Non-income producing

 (k) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $57,156 or 0.0% of net assets.

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$8,788

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$117,689,959	$1,109,460,286	$875,856,138	$120,588	$(1,242)	$--	$351,292,865	0.5%
Total	$117,689,959	$1,109,460,286	$875,856,138	$120,588	$(1,242)	$--	$351,292,865

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$183,808	$--	$183,808	$--
Consumer Discretionary	1,898,748	--	--	1,898,748
Energy	28,326,048	26,909,344	--	1,416,704
Financials	2,166,875	--	--	2,166,875
Industrials	4,294,133	--	--	4,294,133
Utilities	3,086,501	--	--	3,086,501
Bank Loan Obligations	2,551,085,068	--	2,517,517,441	33,567,627
Corporate Bonds	53,333,067	--	53,333,067	--
Preferred Securities	1,735,734	--	1,735,734	--
Other	30,789	--	--	30,789
Money Market Funds	351,292,865	351,292,865	--	--
Total Investments in Securities:	$2,997,433,636	$378,202,209	$2,572,770,050	$46,461,377

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$17,341,503
Net Realized Gain (Loss) on Investment Securities	(2,744,611)
Net Unrealized Gain (Loss) on Investment Securities	3,567,060
Cost of Purchases	27,445,500
Proceeds of Sales	(8,721,124)
Amortization/Accretion	(368,508)
Transfers into Level 3	1,342,890
Transfers out of Level 3	(4,295,083)
Ending Balance	$33,567,627
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2021	$658,706
Other Investments in Securities
Beginning Balance	$7,472,733
Net Realized Gain (Loss) on Investment Securities	(5,581,568)
Net Unrealized Gain (Loss) on Investment Securities	10,599,782
Cost of Purchases	--
Proceeds of Sales	(3,097,025)
Amortization/Accretion	--
Transfers into Level 3	3,499,828
Transfers out of Level 3	--
Ending Balance	$12,893,750
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2021	$5,206,729

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Luxembourg	5.0%
Canada	1.4%
Others (Individually Less Than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,624,421,480)	$2,646,140,771
Fidelity Central Funds (cost $351,286,710)	351,292,865
Total Investment in Securities (cost $2,975,708,190)		$2,997,433,636
Cash		3,616,494
Receivable for investments sold		15,370,056
Receivable for fund shares sold		17,934
Dividends receivable		638
Interest receivable		10,484,465
Distributions receivable from Fidelity Central Funds		18,060
Other receivables		1,242
Total assets		3,026,942,525
Liabilities
Payable for investments purchased
Regular delivery	$252,530,590
Delayed delivery	195,000
Payable for fund shares redeemed	302,353
Other payables and accrued expenses	6,504
Total liabilities		253,034,447
Net Assets		$2,773,908,078
Net Assets consist of:
Paid in capital		$2,818,622,020
Total accumulated earnings (loss)		(44,713,942)
Net Assets		$2,773,908,078
Net Asset Value, offering price and redemption price per share ($2,773,908,078 ÷ 27,490,145 shares)		$100.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$1,464,646
Interest		86,652,713
Income from Fidelity Central Funds		120,588
Total income		88,237,947
Expenses
Custodian fees and expenses	$22,387
Independent directors' fees and expenses	8,207
Legal	1,451
Miscellaneous	15
Total expenses before reductions	32,060
Expense reductions	(3,257)
Total expenses after reductions		28,803
Net investment income (loss)		88,209,144
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(29,925,041)
Fidelity Central Funds	(1,242)
Foreign currency transactions	4
Total net realized gain (loss)		(29,926,279)
Change in net unrealized appreciation (depreciation) on investment securities		119,810,361
Net gain (loss)		89,884,082
Net increase (decrease) in net assets resulting from operations		$178,093,226

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$88,209,144	$98,162,709
Net realized gain (loss)	(29,926,279)	(25,285,564)
Change in net unrealized appreciation (depreciation)	119,810,361	(61,726,844)
Net increase (decrease) in net assets resulting from operations	178,093,226	11,150,301
Distributions to shareholders	(87,902,022)	(101,753,020)
Affiliated share transactions
Proceeds from sales of shares	921,138,985	103,890,529
Reinvestment of distributions	87,902,022	100,453,836
Cost of shares redeemed	(231,338,785)	(154,548,895)
Net increase (decrease) in net assets resulting from share transactions	777,702,222	49,795,470
Total increase (decrease) in net assets	867,893,426	(40,807,249)
Net Assets
Beginning of period	1,906,014,652	1,946,821,901
End of period	$2,773,908,078	$1,906,014,652
Other Information
Shares
Sold	9,194,003	1,109,366
Issued in reinvestment of distributions	881,835	1,040,839
Redeemed	(2,337,836)	(1,601,294)
Net increase (decrease)	7,738,002	548,911

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Floating Rate Central Fund

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$96.50	$101.38	$103.31	$103.17	$102.63
Income from Investment Operations
Net investment income (loss)A	4.112	4.985	6.104	5.279	5.268
Net realized and unrealized gain (loss)	4.431	(4.687)	(1.943)	.401	.545
Total from investment operations	8.543	.298	4.161	5.680	5.813
Distributions from net investment income	(4.133)	(5.178)	(6.091)	(5.215)	(5.223)
Distributions from net realized gain	–	–	–	(.325)	(.050)
Total distributions	(4.133)	(5.178)	(6.091)	(5.540)	(5.273)
Net asset value, end of period	$100.91	$96.50	$101.38	$103.31	$103.17
Total ReturnB	8.99%	.42%	4.20%	5.65%	5.77%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.06%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.06%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.06%
Net investment income (loss)	4.14%	5.16%	6.01%	5.12%	5.09%
Supplemental Data
Net assets, end of period (000 omitted)	$2,773,908	$1,906,015	$1,946,822	$2,295,944	$1,634,506
Portfolio turnover rateF	41%	40%	29%	47%	78%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$12,862,961	Market comparable	Discount rate	45.0%	Decrease
			Enterprise value/EBITDA multiple (EV/EBITDA)	3.8 - 8.4 / 6.4	Increase
			Strike price	$31.17	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$89.75	Increase
			Parity price	$29.16	Increase
		Indicative market price	Mid price	$35.00	Increase
			Bid price	$18.00 - $180.00 / $92.52	Increase
Bank Loan Obligations	$33,567,627	Market approach	Parity price	$96.00	Increase
		Indicative market price	Evaluated bid	$93.00 - $100.25 / $99.30	Increase
			Bid price	$101.00	Increase
Other	$30,789	Recovery value	Recovery value	0.7%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,144,318
Gross unrealized depreciation	(24,586,318)
Net unrealized appreciation (depreciation)	$21,558,000
Tax Cost	$2,975,875,636

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(64,566,314)
Net unrealized appreciation (depreciation) on securities and other investments	$21,558,000

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(64,566,314)

The tax character of distributions paid was as follows:

	September 30, 2021	September 30, 2020
Ordinary Income	$87,902,022	$ 101,753,020

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Floating Rate Central Fund	1,548,612,596	840,064,290

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Floating Rate Central Fund	$255

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Floating Rate Central Fund	4,509,979	–

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,257.

7. Other.

Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity Floating Rate Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 15, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 313 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity Floating Rate Central Fund	.0007%
Actual		$1,000.00	$1,029.50	$--C
Hypothetical-D		$1,000.00	$1,025.06	$--C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than $.005.

 D 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $79,340,080 of distributions paid during the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $87,582,825 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Floating Rate Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FR1-ANN-1121
1.814672.116

Fidelity® International Equity Central Fund

Annual Report

September 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Equity Central Fund	28.42%	11.69%	9.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World ex USA Index performed over the same period.

Period Ending Values
$25,832	Fidelity® International Equity Central Fund
$21,749	MSCI World ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 24.10% for the 12 months ending September 30, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful. The index recorded steady monthly gains as part of the economic “reopening” trade, as investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies they believed stood to benefit from a broad cyclical recovery. However, in early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. Overall, foreign exchange had a material impact on market performance, with the U.S. dollar broadly weakening versus developed-market currencies (positive) and strengthening versus emerging markets (negative). By region, Canada (+35%) led, followed by the U.K. (+31%). Conversely, emerging markets (+19%) and Japan (+22%) lagged most. By sector, energy (+57%) fared best by a wide margin. Financials (+43%) and information technology (+37%) also stood out. In contrast, communication services, consumer staples and consumer discretionary (+10% each) notably trailed the index.

Comments from Co-Managers Adarsh Bala, Ashley Fernandes and James Hancock:  For the fiscal year ending September 30, 2021, the fund returned 28.42%, topping the 26.76% advance of the MSCI World ex USA (Linked 10/1/2015) Index, as well as the broad-based MSCI World ex US (Net MA) Index. Stock picks in Japan, Europe outside of the U.K., and the Asia Pacific region added value. Conversely, selections in the U.K. detracted. By sector, choices in industrials, health care and information technology helped the fund’s relative result, whereas choices in financials hurt. Looking at individual stocks, owning chip equipment company ASML Holding, which gained about 104% for the 12 months, contributed more than any other individual position. It also helped to avoid biotech company Novartis, and overweight Belgium-based bank KBC Groupe (+81%). On the other hand, the fund’s non-benchmark stake in internet retailer Alibaba Group Holding (-32%) detracted, as did overweighting in London Stock Exchange Group (-11%). We sold Alibaba Group Holding from the fund and reduced the London Stock Exchange Group position by September 30. Notable changes in positioning for the 12 months included a higher allocation to positions in the Netherlands and France. By sector, meaningful changes included reducing the fund’s exposure to consumer staples increasing our allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On October 1, 2020, Niamh Brodie Machura came off of the fund. On June 23, 2021, Katharine O'Donovan assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2021
Japan	17.2%
United Kingdom	12.1%
France	11.3%
Germany	9.1%
Switzerland	8.6%
Netherlands	8.5%
United States of America*	5.6%
Canada	5.2%
Sweden	4.2%
Other	18.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of September 30, 2021

% of fund's net assets
Stocks and Equity Futures	98.0
Short-Term Investments and Net Other Assets (Liabilities)	2.0

Top Ten Stocks as of September 30, 2021

% of fund's net assets
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.4
Nestle SA (Reg. S) (Switzerland, Food Products)	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.0
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5
Sony Group Corp. (Japan, Household Durables)	1.5
Diageo PLC (United Kingdom, Beverages)	1.3
AIA Group Ltd. (Hong Kong, Insurance)	1.2
Recruit Holdings Co. Ltd. (Japan, Professional Services)	1.2
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	1.1
16.6

Top Market Sectors as of September 30, 2021

% of fund's net assets
Industrials	19.5
Financials	18.5
Information Technology	13.8
Health Care	12.2
Consumer Discretionary	10.3
Consumer Staples	7.7
Materials	6.4
Communication Services	3.2
Energy	2.5
Utilities	1.9

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 1.1%
Arena (REIT) unit	2,130,901	$6,452,929
Commonwealth Bank of Australia	148,150	10,994,264
CSL Ltd.	20,003	4,179,252
Lynas Rare Earths Ltd. (a)	598,760	2,833,418
National Australia Bank Ltd.	660,074	13,017,340
Treasury Wine Estates Ltd.	280,262	2,471,346
Whitehaven Coal Ltd. (a)	582,196	1,332,687

TOTAL AUSTRALIA		41,281,236

Austria - 0.3%
Erste Group Bank AG	207,700	9,119,944
Verbund AG	19,060	1,927,631

TOTAL AUSTRIA		11,047,575

Bailiwick of Jersey - 0.9%
Ferguson PLC	220,879	30,662,841
WPP PLC	268,140	3,592,424

TOTAL BAILIWICK OF JERSEY		34,255,265

Belgium - 1.5%
Anheuser-Busch InBev SA NV	106,800	6,057,420
Azelis Group NV	181,600	5,693,085
KBC Groep NV	381,785	34,438,735
Kinepolis Group NV (a)	30,190	1,959,880
UCB SA	72,200	8,084,760

TOTAL BELGIUM		56,233,880

Bermuda - 1.1%
Genpact Ltd.	226,200	10,746,762
Hiscox Ltd. (a)	1,047,637	11,809,394
IHS Markit Ltd.	171,400	19,988,668

TOTAL BERMUDA		42,544,824

Canada - 5.2%
Advantage Energy Ltd. (a)	145,200	733,681
Africa Oil Corp. (a)	1,586,831	2,179,919
Barrick Gold Corp. (Canada)	522,909	9,441,757
Boardwalk (REIT) (b)	75,500	2,818,881
Brookfield Renewable Corp.	42,650	1,656,703
Cameco Corp.	37,140	806,958
Canadian Natural Resources Ltd.	253,918	9,283,864
Canadian Pacific Railway Ltd.	245,800	16,050,938
Cenovus Energy, Inc. (Canada)	324,500	3,271,645
Constellation Software, Inc.	14,100	23,099,465
dentalcorp Holdings Ltd. (a)	165,800	2,169,040
Enbridge, Inc.	162,845	6,487,572
First Quantum Minerals Ltd.	284,200	5,261,716
Fortis, Inc.	64,050	2,841,441
Gibson Energy, Inc. (b)	52,005	955,026
Imperial Oil Ltd. (b)	144,923	4,580,189
Intact Financial Corp.	73,400	9,705,536
Lundin Mining Corp.	693,400	4,987,268
MEG Energy Corp. (a)	181,500	1,417,207
Nutrien Ltd.	155,500	10,092,890
Shopify, Inc. Class A (a)	12,101	16,406,294
TC Energy Corp.	63,471	3,054,786
The Toronto-Dominion Bank	533,200	35,298,295
TMX Group Ltd.	69,800	7,527,224
Topicus.Com, Inc.	26,781	2,811,942
Tourmaline Oil Corp.	145,103	5,069,326
Trican Well Service Ltd. (a)	346,500	809,758
Wheaton Precious Metals Corp.	219,400	8,259,113

TOTAL CANADA		197,078,434

Cayman Islands - 0.8%
CK Asset Holdings Ltd.	1,000,588	5,773,167
HKBN Ltd.	3,011,740	3,554,584
Parade Technologies Ltd.	187,000	10,954,965
Sea Ltd. ADR (a)	17,770	5,663,832
Tencent Holdings Ltd.	75,010	4,478,004

TOTAL CAYMAN ISLANDS		30,424,552

Denmark - 1.2%
A.P. Moller - Maersk A/S Series B	23	62,263
Ascendis Pharma A/S sponsored ADR (a)	10,500	1,673,595
DSV A/S	132,100	31,619,974
GN Store Nord A/S	127,500	8,818,299
ORSTED A/S (c)	23,430	3,088,417

TOTAL DENMARK		45,262,548

Finland - 1.0%
Elisa Corp. (A Shares)	68,830	4,273,189
Fortum Corp.	127,690	3,877,447
Nordea Bank ABP	1,353,900	17,446,738
Sampo Oyj (A Shares)	229,900	11,366,447

TOTAL FINLAND		36,963,821

France - 11.3%
Air Liquide SA	111,100	17,793,793
ALTEN	100,800	14,749,942
Amundi SA (c)	132,400	11,135,760
Antin Infrastructure Partners SA	113,100	3,793,311
ARGAN SA	17,002	2,096,750
BNP Paribas SA (b)	323,400	20,691,360
Capgemini SA	133,200	27,622,590
Compagnie de St. Gobain	180,100	12,120,197
Dassault Systemes SA	368,200	19,376,717
Edenred SA	303,200	16,322,000
ENGIE	251,520	3,290,686
Exclusive Networks SA	26,300	606,246
Hermes International SCA	8,000	11,037,876
L'Oreal SA	34,500	14,276,239
Legrand SA	338,600	36,280,881
LVMH Moet Hennessy Louis Vuitton SE	104,145	74,595,339
Pernod Ricard SA	142,800	31,482,144
Safran SA	117,100	14,810,883
Sanofi SA	186,455	17,948,913
Sartorius Stedim Biotech	13,000	7,264,464
Societe Generale Series A	477,200	14,943,455
Suez Environnement SA	254,570	5,775,712
Teleperformance	63,300	24,898,097
Total SA (b)	344,638	16,472,992
Veolia Environnement SA (b)	107,000	3,269,469
Vivendi SA (b)	167,140	2,104,284
Worldline SA (a)(c)	63,800	4,863,222

TOTAL FRANCE		429,623,322

Germany - 8.8%
adidas AG	70,900	22,280,791
Allianz SE	97,600	21,866,862
Auto1 Group SE (c)	23,800	865,993
BASF AG	157,547	11,943,682
Brenntag AG	261,100	24,254,800
Daimler AG (Germany)	195,500	17,249,297
Delivery Hero AG (a)(c)	83,800	10,689,125
Deutsche Borse AG	133,800	21,711,274
Deutsche Post AG	288,031	18,062,370
Deutsche Telekom AG	426,100	8,545,094
E.ON AG	106,290	1,297,344
Hannover Reuck SE	93,100	16,212,544
HeidelbergCement AG	71,400	5,326,682
LEG Immobilien AG	41,371	5,843,813
Linde PLC	23,512	6,914,377
Merck KGaA	141,200	30,561,296
Rheinmetall AG	143,798	14,045,951
RWE AG	106,920	3,770,895
SAP SE	170,335	23,034,269
Siemens AG	137,850	22,545,511
Siemens Healthineers AG (c)	390,100	25,300,121
SUSE SA (a)(b)	145,800	5,945,361
Symrise AG	59,200	7,759,413
Synlab AG (a)	273,900	6,487,341
Uniper SE	54,090	2,251,745

TOTAL GERMANY		334,765,951

Hong Kong - 1.7%
AIA Group Ltd.	4,042,600	46,507,716
CLP Holdings Ltd.	219,460	2,113,055
Dah Sing Banking Group Ltd.	1,616,800	1,480,841
Hang Seng Bank Ltd.	288,600	4,943,378
Hong Kong Exchanges and Clearing Ltd.	128,900	7,920,971

TOTAL HONG KONG		62,965,961

Hungary - 0.5%
OTP Bank PLC (a)	191,500	11,233,156
Richter Gedeon PLC	209,600	5,731,981

TOTAL HUNGARY		16,965,137

India - 1.0%
HDFC Bank Ltd.	982,400	21,018,283
Reliance Industries Ltd.	24,986	626,790
Reliance Industries Ltd.	460,400	15,594,231

TOTAL INDIA		37,239,304

Ireland - 1.1%
Flutter Entertainment PLC (a)	46,041	9,056,103
Greencore Group PLC (a)	1,795,800	3,406,973
Irish Residential Properties REIT PLC	1,884,700	3,145,886
Kingspan Group PLC (Ireland)	150,700	15,032,221
Linde PLC	40,800	11,969,904

TOTAL IRELAND		42,611,087

Israel - 0.2%
NICE Systems Ltd. (a)	21,452	5,988,554
Italy - 1.4%
Enel SpA	849,066	6,516,767
FinecoBank SpA	794,200	14,344,745
GVS SpA (c)	115,000	1,632,070
Moncler SpA	191,900	11,704,098
Recordati SpA	314,500	18,228,301

TOTAL ITALY		52,425,981

Japan - 17.2%
Advance Residence Investment Corp.	1,116	3,625,990
Bandai Namco Holdings, Inc.	56,700	4,262,576
Daiichi Sankyo Kabushiki Kaisha	424,700	11,289,023
Daiichikosho Co. Ltd.	83,990	3,109,926
DENSO Corp.	99,300	6,484,028
Dip Corp.	96,230	3,671,802
ENEOS Holdings, Inc.	660,155	2,681,784
Fast Retailing Co. Ltd.	6,200	4,572,598
FUJIFILM Holdings Corp.	344,700	29,764,764
Fujitsu Ltd.	28,400	5,132,183
Hitachi Ltd.	469,600	27,781,869
Hoya Corp.	357,100	55,714,319
Idemitsu Kosan Co. Ltd.	78,100	2,054,551
Itochu Corp.	534,500	15,567,840
JEOL Ltd.	29,500	2,148,339
JTOWER, Inc. (a)	61,190	4,755,623
Kao Corp.	171,500	10,206,583
KDDI Corp.	65,810	2,166,670
Keyence Corp.	58,400	34,857,273
Lifenet Insurance Co. (a)	286,600	3,213,250
Minebea Mitsumi, Inc.	112,100	2,854,943
Misumi Group, Inc.	372,574	15,852,677
Mitsubishi Estate Co. Ltd.	453,900	7,227,365
Mitsubishi UFJ Financial Group, Inc.	1,716,100	10,144,440
Money Forward, Inc. (a)	111,324	7,949,005
Nitori Holdings Co. Ltd.	85,900	16,928,478
Olympus Corp.	928,900	20,331,752
One Career, Inc.	11,300	212,202
ORIX Corp.	484,300	9,061,993
Persol Holdings Co. Ltd.	1,125,600	28,060,172
Recruit Holdings Co. Ltd.	734,600	44,903,055
Relo Group, Inc.	341,000	7,037,988
Renesas Electronics Corp. (a)	704,900	8,675,459
Shin-Etsu Chemical Co. Ltd.	171,600	28,960,750
Shiseido Co. Ltd.	67,800	4,556,802
SMC Corp.	27,700	17,282,320
SoftBank Group Corp.	189,996	10,978,973
Sony Group Corp.	500,900	55,609,293
Suzuki Motor Corp.	197,200	8,810,710
T&D Holdings, Inc.	270,900	3,716,177
TIS, Inc.	295,200	8,057,217
Tokio Marine Holdings, Inc.	180,000	9,648,901
Tokyo Electron Ltd.	75,400	33,310,118
Toyota Motor Corp.	1,342,000	23,910,932
Tsuruha Holdings, Inc.	91,900	11,333,310
Uzabase, Inc. (a)	149,900	3,255,067
Yamato Holdings Co. Ltd.	517,600	13,100,653
Z Holdings Corp.	1,020,640	6,532,158

TOTAL JAPAN		651,363,901

Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	183,720	11,384,696
Luxembourg - 0.3%
B&M European Value Retail SA	1,314,276	10,426,697
Netherlands - 8.5%
Adyen BV (a)(c)	3,400	9,504,237
Airbus Group NV (a)	168,400	22,325,786
Akzo Nobel NV	189,800	20,738,437
Argenx SE ADR (a)	11,400	3,442,800
ASM International NV (Netherlands)	38,800	15,194,795
ASML Holding NV (Netherlands)	123,478	92,245,283
Boskalis Westminster	375,900	11,442,882
Corbion NV	66,100	3,193,673
Elastic NV (a)	47,600	7,091,924
Euronext NV (c)	117,640	13,274,499
Ferrari NV	32,700	6,824,490
Heineken NV (Bearer)	85,900	8,965,800
IMCD NV	137,600	26,333,897
ING Groep NV (Certificaten Van Aandelen)	1,330,600	19,344,945
Koninklijke Philips Electronics NV	294,645	13,090,171
NXP Semiconductors NV	17,800	3,486,486
Prosus NV	149,500	11,966,139
RHI Magnesita NV	128,045	5,628,116
Universal Music Group NV	182,040	4,849,798
Wolters Kluwer NV	231,000	24,485,194

TOTAL NETHERLANDS		323,429,352

Norway - 0.5%
Equinor ASA	77,100	1,960,716
Schibsted ASA:
(A Shares)	281,500	13,362,170
(B Shares)	123,140	5,212,564

TOTAL NORWAY		20,535,450

Poland - 0.1%
Allegro.eu SA (c)	124,700	1,804,721
Portugal - 0.1%
Energias de Portugal SA	515,760	2,709,753
Singapore - 0.3%
Parkway Life REIT	344,448	1,176,471
United Overseas Bank Ltd.	453,505	8,579,218
Wing Tai Holdings Ltd.	2,064,300	2,732,529

TOTAL SINGAPORE		12,488,218

South Africa - 0.0%
Thungela Resources Ltd. (a)(b)	242,600	1,498,403
Spain - 2.4%
Aena SME SA (a)(c)	68,800	11,868,279
Amadeus IT Holding SA Class A (a)	355,449	23,378,534
Bankinter SA	1,588,200	9,292,781
Cellnex Telecom SA (c)	453,035	27,944,681
EDP Renovaveis SA	67,090	1,665,416
Iberdrola SA	1,469,878	14,787,611
Linea Directa Aseguradora SA Compania de Seguros y Reaseguros	1,588,200	3,132,277

TOTAL SPAIN		92,069,579

Sweden - 4.2%
AddTech AB (B Shares)	634,900	11,264,580
ASSA ABLOY AB (B Shares)	550,000	15,953,635
Atlas Copco AB (A Shares)	295,300	17,831,884
Ericsson (B Shares)	438,411	4,948,314
Fastighets AB Balder (a)	20,100	1,207,943
Fortinova Fastigheter AB	42,196	243,631
Hexagon AB (B Shares)	1,564,700	24,202,771
Indutrade AB	966,789	26,884,718
Investor AB (B Shares)	402,700	8,659,813
Kry International AB (d)	527	218,315
Nordnet AB	330,500	5,920,511
NP3 Fastigheter AB	25,900	671,168
Oatly Group AB ADR (b)	49,800	752,976
Swedbank AB (A Shares)	653,400	13,175,611
Swedish Match Co. AB	2,883,200	25,235,477

TOTAL SWEDEN		157,171,347

Switzerland - 8.6%
Dufry AG (a)	61,388	3,448,552
Julius Baer Group Ltd.	271,140	18,014,464
Lonza Group AG	48,300	36,230,304
Nestle SA (Reg. S)	753,198	90,752,878
Roche Holding AG (participation certificate)	205,030	74,829,794
Sika AG	116,714	36,901,842
Sonova Holding AG Class B	79,253	29,950,363
Temenos Group AG	52,000	7,055,702
UBS Group AG	621,750	9,924,135
Zurich Insurance Group Ltd.	45,940	18,785,801

TOTAL SWITZERLAND		325,893,835

Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	798,000	16,517,645
United Kingdom - 12.1%
Anglo American PLC (United Kingdom)	239,580	8,396,957
AstraZeneca PLC (United Kingdom)	225,400	27,164,698
BAE Systems PLC	2,174,311	16,468,355
Beazley PLC (a)	1,366,100	6,955,001
Big Yellow Group PLC	19,000	355,343
Bridgepoint Group Holdings Ltd. (c)	1,215,356	8,212,089
Compass Group PLC (a)	1,722,400	35,225,100
Cranswick PLC	30,900	1,483,396
Dechra Pharmaceuticals PLC	270,000	17,631,277
Deliveroo PLC Class A (a)(b)(c)	1,759,500	6,807,659
Diageo PLC	1,032,145	49,971,307
Diploma PLC	183,468	6,976,413
Dr. Martens Ltd. (a)	157,900	843,306
Future PLC	77,000	3,814,194
Grainger Trust PLC	751,460	3,083,452
Harbour Energy PLC (a)	209,505	1,022,569
Hotel Chocolat Group Ltd. (a)	795,671	4,341,786
Informa PLC	467,280	3,436,360
JD Sports Fashion PLC	904,000	12,704,355
Jet2 PLC (a)	941,600	16,315,105
Legal & General Group PLC	2,867,416	10,773,134
Lloyds Banking Group PLC	29,136,000	18,134,871
London Stock Exchange Group PLC	124,700	12,495,967
Mondi PLC	644,200	15,786,759
Ocado Group PLC (a)	104,500	2,335,348
Prudential PLC (a)	1,106,360	21,469,387
Reckitt Benckiser Group PLC	138,030	10,843,666
RELX PLC (London Stock Exchange)	1,383,609	39,828,919
Rentokil Initial PLC	2,495,400	19,595,874
Rio Tinto PLC	227,800	14,932,776
Royal Dutch Shell PLC:
Class A (United Kingdom)	444,897	9,894,142
Class B (United Kingdom)	407,425	9,027,160
Smith & Nephew PLC	566,800	9,764,737
SSE PLC	161,640	3,403,352
St. James's Place Capital PLC	572,800	11,554,698
Supreme PLC (a)	1,126,200	2,944,217
THG PLC	406,300	2,773,892
Unilever PLC (Netherlands)	94,625	5,111,278
WH Smith PLC (a)	343,600	7,890,416

TOTAL UNITED KINGDOM		459,769,315

United States of America - 3.3%
Airbnb, Inc. Class A	1,800	301,950
Ares Management Corp.	186,100	13,739,763
Boston Scientific Corp. (a)	210,600	9,137,934
CBRE Group, Inc. (a)	118,700	11,556,632
Constellation Brands, Inc. Class A (sub. vtg.)	19,400	4,087,386
Equifax, Inc.	43,900	11,125,138
Hess Corp.	36,642	2,862,107
Intercontinental Exchange, Inc.	113,100	12,986,142
Jackson Financial, Inc.	27,659	719,134
Marsh & McLennan Companies, Inc.	124,600	18,868,178
Moody's Corp.	31,500	11,185,965
Philip Morris International, Inc.	58,100	5,507,299
ResMed, Inc.	23,700	6,246,135
Roper Technologies, Inc.	34,600	15,436,098
The AES Corp.	93,800	2,141,454

TOTAL UNITED STATES OF AMERICA		125,901,315

TOTAL COMMON STOCKS
(Cost $2,705,110,441)		3,690,641,659

Nonconvertible Preferred Stocks - 0.3%
Germany - 0.3%
Porsche Automobil Holding SE (Germany)	101,200	10,007,704
Sweden - 0.0%
Kry International AB Series E (d)	3,043	1,326,968
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,883,509)		11,334,672
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.05% to 0.05% 11/26/21 to 12/2/21 (Cost $2,449,810)(e)	2,450,000	2,449,852
	Shares	Value

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.06% (f)	74,372,865	74,387,739
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	39,662,714	39,666,680
TOTAL MONEY MARKET FUNDS
(Cost $114,054,418)		114,054,419
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $2,827,498,178)		3,818,480,602
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(28,522,842)
NET ASSETS - 100%		$3,789,957,760

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	109	Dec. 2021	$12,355,150	$(588,976)	$(588,976)
TME S&P/TSX 60 Index Contracts (Canada)	5	Dec. 2021	944,339	(27,190)	(27,190)
TOTAL FUTURES CONTRACTS					$(616,166)

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $136,990,873 or 3.6% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $762,952.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$65,338,282	$1,460,629,593	$1,451,581,593	$47,253	$1,457	$--	$74,387,739	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	583,763	242,237,123	203,154,206	670,194	--	--	39,666,680	0.1%
Total	$65,922,045	$1,702,866,716	$1,654,735,799	$717,447	$1,457	$--	$114,054,419

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$119,250,587	$5,663,832	$113,586,755	$--
Consumer Discretionary	392,026,435	301,950	391,724,485	--
Consumer Staples	293,179,414	10,347,661	282,831,753	--
Energy	103,678,063	41,512,038	62,166,025	--
Financials	692,765,785	121,263,393	571,502,392	--
Health Care	455,051,079	28,401,485	426,649,594	--
Industrials	744,731,504	62,600,842	682,130,662	--
Information Technology	527,042,220	69,631,427	455,865,510	1,545,283
Materials	242,816,408	50,012,648	192,803,760	--
Real Estate	65,049,938	14,375,513	50,674,425	--
Utilities	66,384,898	6,639,598	59,745,300	--
Government Obligations	2,449,852	--	2,449,852	--
Money Market Funds	114,054,419	114,054,419	--	--
Total Investments in Securities:	$3,818,480,602	$524,804,806	$3,292,130,513	$1,545,283
Derivative Instruments:
Liabilities
Futures Contracts	$(616,166)	$(616,166)	$--	$--
Total Liabilities	$(616,166)	$(616,166)	$--	$--
Total Derivative Instruments:	$(616,166)	$(616,166)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(616,166)
Total Equity Risk	0	(616,166)
Total Value of Derivatives	$0	$(616,166)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $37,680,922) — See accompanying schedule: Unaffiliated issuers (cost $2,713,443,760)	$3,704,426,183
Fidelity Central Funds (cost $114,054,418)	114,054,419
Total Investment in Securities (cost $2,827,498,178)		$3,818,480,602
Foreign currency held at value (cost $3,538,911)		3,538,788
Receivable for investments sold		10,475,370
Receivable for fund shares sold		42,136
Dividends receivable		5,713,360
Reclaims receivable		8,563,930
Distributions receivable from Fidelity Central Funds		22,188
Other receivables		155
Total assets		3,846,836,529
Liabilities
Payable to custodian bank	$1,240,249
Payable for investments purchased	13,000,149
Payable for fund shares redeemed	1,287,590
Payable for daily variation margin on futures contracts	49,972
Other payables and accrued expenses	1,634,129
Collateral on securities loaned	39,666,680
Total liabilities		56,878,769
Net Assets		$3,789,957,760
Net Assets consist of:
Paid in capital		$2,591,779,064
Total accumulated earnings (loss)		1,198,178,696
Net Assets		$3,789,957,760
Net Asset Value, offering price and redemption price per share ($3,789,957,760 ÷ 35,458,557 shares)		$106.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$64,394,466
Non-Cash dividends		7,191,734
Income from Fidelity Central Funds (including $670,194 from security lending)		717,447
Income before foreign taxes withheld		72,303,647
Less foreign taxes withheld		(9,295,639)
Total income		63,008,008
Expenses
Custodian fees and expenses	$353,033
Independent directors' fees and expenses	13,581
Miscellaneous	26
Total expenses		366,640
Net investment income (loss)		62,641,368
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $42,570)	265,618,926
Fidelity Central Funds	1,457
Foreign currency transactions	(99,463)
Futures contracts	4,233,097
Total net realized gain (loss)		269,754,017
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $612,302)	507,564,595
Assets and liabilities in foreign currencies	(268,495)
Futures contracts	(435,899)
Total change in net unrealized appreciation (depreciation)		506,860,201
Net gain (loss)		776,614,218
Net increase (decrease) in net assets resulting from operations		$839,255,586

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$62,641,368	$45,995,759
Net realized gain (loss)	269,754,017	24,126,848
Change in net unrealized appreciation (depreciation)	506,860,201	202,783,378
Net increase (decrease) in net assets resulting from operations	839,255,586	272,905,985
Distributions to shareholders	(58,312,100)	(52,772,474)
Affiliated share transactions
Proceeds from sales of shares	529,663,856	636,315,288
Reinvestment of distributions	58,312,100	52,772,474
Cost of shares redeemed	(599,890,195)	(321,078,412)
Net increase (decrease) in net assets resulting from share transactions	(11,914,239)	368,009,350
Total increase (decrease) in net assets	769,029,247	588,142,861
Net Assets
Beginning of period	3,020,928,513	2,432,785,652
End of period	$3,789,957,760	$3,020,928,513
Other Information
Shares
Sold	5,192,192	8,168,239
Issued in reinvestment of distributions	568,317	676,964
Redeemed	(6,000,356)	(4,366,790)
Net increase (decrease)	(239,847)	4,478,413

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Equity Central Fund

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$84.62	$77.92	$84.55	$87.45	$74.96
Income from Investment Operations
Net investment income (loss)A	1.80	1.40	2.23	2.30	2.18
Net realized and unrealized gain (loss)	22.17	6.94	(3.09)	(.27)	12.27
Total from investment operations	23.97	8.34	(.86)	2.03	14.45
Distributions from net investment income	(1.71)	(1.39)	(2.12)	(2.34)	(1.92)
Distributions from net realized gain	–	(.25)	(3.65)	(2.60)	(.03)
Total distributions	(1.71)	(1.64)	(5.77)	(4.93)B	(1.96)B
Net asset value, end of period	$106.88	$84.62	$77.92	$84.55	$87.45
Total ReturnC	28.42%	10.91%	(.21)%	2.30%	19.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	1.79%	1.77%	2.93%	2.63%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$3,789,958	$3,020,929	$2,432,786	$2,645,061	$3,094,384
Portfolio turnover rateF	52%	81%	70%	53%	61%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,044,124,208
Gross unrealized depreciation	(66,505,473)
Net unrealized appreciation (depreciation)	$977,618,735
Tax Cost	$2,840,834,677

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$70,353,765
Undistributed long-term capital gain	$151,485,546
Net unrealized appreciation (depreciation) on securities and other investments	$977,789,850

The tax character of distributions paid was as follows:

	September 30, 2021	September 30, 2020
Ordinary Income	$58,312,100	$ 52,772,474

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Equity Central Fund	1,740,894,625	1,756,553,018

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Equity Central Fund	$2,128

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Equity Central Fund	26,825,817	35,279,735

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity International Equity Central Fund	8,207

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Equity Central Fund	$34,905	$–	$–

8. Other.

Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity International Equity Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 11, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 313 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity International Equity Central Fund	.0089%
Actual		$1,000.00	$1,089.20	$.05
Hypothetical-C		$1,000.00	$1,025.02	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $ 151,485,546, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

October 2020	0%
November 2020	0%
December 2020	2%
March 2021	2%
June 2021	2%
September 2021	2%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

October 2020	100%
November 2020	94%
December 2020	57%
March 2021	100%
June 2021	100%
September 2021	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.2705 and $.1225 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

INTCEN-ANN-1121
1.859208.113

Item 2.

Code of Ethics

As of the end of the period, September 30, 2021, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Equity Central Fund, Fidelity Floating Rate Central Fund, Fidelity International Equity Central Fund, and Fidelity Real Estate Equity Central Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$39,200	$-	$10,000	$1,000
Fidelity Floating Rate Central Fund	$73,800	$-	$8,800	$1,700
Fidelity International Equity Central Fund	$44,200	$-	$10,000	$1,100
Fidelity Real Estate Equity Central Fund	$41,500	$-	$8,100	$900

September 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$40,200	$-	$10,000	$1,000
Fidelity Floating Rate Central Fund	$75,500	$-	$8,800	$1,600
Fidelity International Equity Central Fund	$45,200	$-	$10,000	$1,100
Fidelity Real Estate Central Fund	$37,900	$-	$8,100	$900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2021A	September 30, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2021A	September 30, 2020A
Deloitte Entities	$564,800	$642,700

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 18, 2021